MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

UBS WARBURG REAL ESTATE SECURITIES INC.,

Purchaser

COUNTRYWIDE HOME LOANS, INC.,

Seller and Servicer

Dated as of November 1, 2001

Adjustable Rate Mortgage Loans

TABLE OF CONTENTS

                                                                                                                                              Page

SECTION 1. Definitions

1

SECTION 2. Agreement to Purchase

10

SECTION 3. Mortgage Schedules

10

SECTION 4. Purchase Price

10

SECTION 5. Examination of Mortgage Files

11

SECTION 6. Conveyance from Seller to Purchaser

11

Subsection 6.01  Conveyance of Mortgage Loans;

11

Subsection 6.02  Books and Records

12

Subsection 6.03  Delivery of Mortgage Loan

12

SECTION 7. Representations, Warranties and Covenants

13

Subsection 7.01.  Representations and Warranties

13

Subsection 7.02.  Representations and Warranties Regarding

15

Subsection 7.03  Remedies for Breach of Representations

22

Subsection 7.04  Repurchase Upon Conversion

24

SECTION 8.  Closing

24

SECTION 9.  Closing Documents

25

SECTION 10.  Costs

26

SECTION 11.  Seller’s Servicing Obligations

26

SECTION 12.  Removal of Mortgage Loans from Inclusion Under this

Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer

on One or More Reconstitution Dates

27

SECTION 13.  The Seller

29

Subsection 13.01  Additional Indemnification by the

29

Subsection 13.02  Merger or Consolidation of the

29

Subsection 13.03  Limitation on Liability of the

30

Subsection 13.04  Seller Not to Resign

30

Subsection 13.05  No Transfer of Servicing

30

SECTION 14.  Default

31

Subsection 14.01  Events of Default

31

Subsection 14.02  Waiver of Defaults

32

SECTION 15.  Termination

32

Subsection 15.01  Termination

32

Subsection 15.02  Termination Without Cause

33

SECTION 16.  Successor to the Seller

33

SECTION 17.  Financial Statements

34

SECTION 18.  Mandatory Delivery; Grant of Security Interest

34

SECTION 19.  Notices

35

SECTION 20.  Severability Clause

36

SECTION 21.  Counterparts

36

SECTION 22.  Governing Law

36

SECTION 23.  Intention of the Parties

36

SECTION 24.  Successors and Assigns; Assignment of Purchase Agreement

36

SECTION 25.  Waivers

37

SECTION 26.  Exhibits

37

SECTION 17.  General Interpretive Principles

37

SECTION 28.  Reproduction of Documents

37

SECTION 29.  Further Agreements

38

SECTION 30.  No Solicitation

38

EXHIBITS

EXHIBIT 1

SELLER’S OFFICER’S CERTIFICATE

EXHIBIT 2

FORM OF OPINION OF COUNSEL TO THE SELLER

EXHIBIT 3

SECURITY RELEASE CERTIFICATION

EXHIBIT 4

FORM OF ASSIGNMENT AND CONVEYANCE

EXHIBIT 5

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 6

MORTGAGE LOAN DOCUMENTS

EXHIBIT 7

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 8

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 9

FORM OF SELLER’S WARRANTIES AND SERVICING AGREEMENT

EXHIBIT 10

MORTGAGE LOAN SCHEDULE

EXHIBIT 11

SELLER’S UNDERWRITING GUIDELINES

EXHIBIT 12

RESERVED

EXHIBIT 13

FORM OF ASSIGNMENT AND ASSUMPTION

MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

This is a MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT (the “Agreement”), dated as of November 1, 2001, by and between UBS Warburg Real Estate Securities Inc., having an office at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019 (the “Purchaser”) and Countrywide Home Loans, Inc., having an office at 4500 Parkway Granada, Calabasas, California  91302 (the “Seller”).

W I T N E S S E T H:

WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain conventional adjustable rate residential first mortgage loans (the “Mortgage Loans”) as described herein, and which shall be delivered in pools of whole loans (each a “Mortgage Loan Package”) on various dates as provided herein (each a “Closing Date”);

WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which will be annexed hereto as Exhibit 10 from time to time;

WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and

WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer or a public or private pass-through transaction;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

SECTION 1.  Definitions.  For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.  Other capitalized terms used in this Agreement and not defined herein shall have the respective meanings set forth in the Seller’s Warranties and Servicing Agreement attached as Exhibit 9 hereto.

Agreement:  This Mortgage Loan Purchase and Servicing Agreement and all amendments and attachments thereto and supplements hereof.

Appraised Value:  With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal made for the originator at the time of origination of the Mortgage Loan or (ii) the purchase price of the Mortgaged Property at the time of origination of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, such value is based solely upon the appraisal made at the time of origination of such refinanced Mortgage Loan; and further provided, however, that in the case of a Mortgage Loan originated under the Seller’s streamlined documentation program, such value may be based upon a prior appraisal that satisfies the requirements of the Seller’s streamlined documentation program.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

BIF:  The Bank Insurance Fund, or any successor thereto.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in the State of California, Texas or New York, or the state in which the Seller’s servicing operations are located, are authorized or obligated by law or executive order to be closed.

CD Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is adjusted semi-annually based upon the weekly average yield on certificates of deposit.

Closing Date:  The date this Agreement is executed and delivered and the date or dates on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.  The Closing Dates for each Mortgage Loan Package shall be as respectively set forth on the Mortgage Loan Schedule or such other date or dates as are mutually agreed upon by the parties.

Convertible Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan at any time between the first anniversary and the fifth anniversary of the origination of the mortgage loan.

Custodial Account:  The separate account or accounts created and maintained pursuant to this Agreement, which shall be an Eligible Account and shall be entitled “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loans”.

Custodial Agreement:  The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

Custodian:  The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

Cut-off Date:  The first day of the month in which the related Closing Date occurs.

Deleted Mortgage Loan:  A Mortgage Loan repurchased or replaced or to be replaced with a Qualified Substitute Mortgage Loan.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account:  An account or accounts (i) maintained with a depository institution the short-term debt obligations of which are rated by each of the Rating Agencies in one of their two highest rating categories at the time of any deposit therein, (ii) the deposits of which are fully insured by the FDIC, or (iii) maintained in a parent, affiliate or subsidiary of the Seller provided that such account satisfies the requirements of (i) or (ii) above.

Escrow Account:  The separate trust account or accounts created and maintained pursuant to this Agreement which shall be an Eligible Account and shall be entitled “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loans”.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 14.01 of this Agreement.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC:  Freddie Mac, or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

5/1 ARM Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first five (5) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

FNMA:  Fannie Mae, or any successor thereto.

Gross Margin:  With respect to each Mortgage Loan, the fixed percentage amount set forth on the related Mortgage Note, which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

Index:  With respect to any individual Treasury Rate Mortgage Loan, and with respect to any individual 5/1 ARM Mortgage Loan or 3/1 ARM Mortgage Loan commencing from and after the sixtieth Monthly Payment and the thirty-sixth Monthly Payment thereof, respectively, Index shall mean a rate per annum equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in statistical release No. H 15 (519) or any similar publication as available 45 days prior to the Interest Rate Adjustment Date.  With respect to any individual LIBOR Mortgage Loan, Index shall mean a rate per annum equal to the average of interbank offered rates for twelve month U.S. dollar denominated deposits in the London market as determined as set forth in the related Mortgage Note. With respect to any individual CD Mortgage Loan, Index shall mean a rate per annum equal to the weekly average yield on certificates of deposit adjusted to a constant maturity of six months as published by the Federal Reserve Board in statistical release No. H 15 (519) or similar publication as available 45 days prior to the Interest Rate Adjustment Date.

Initial Rate Cap:  With respect to each Mortgage Loan and the initial Interest Rate Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease from the Mortgage Interest Rate in effect immediately prior to such Interest Rate Adjustment Date.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interest Rate Adjustment Date:  The date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

LIBOR Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is adjusted annually based upon the rate per annum equal to the average of interbank offered rates for twleve-month U.S. dollar denominated deposits in the London market as published in The Wall Street Journal.

Lifetime Mortgage Interest Rate Cap:  With respect to each Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate cannot be adjusted.

Limited Documentation Program:  The guidelines set forth on Exhibit 11 hereto under which the Seller generally originates Mortgage Loans principally on the basis of the Loan-to-Value Ratio of the related Mortgage Loan and the creditworthiness of the Mortgagor.  The maximum Loan-to-Value Ratio permitted under the Limited Documentation Program is 75%.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan as of the Closing Date, to the lesser of the Appraised Value of the Mortgaged Property at origination or the purchase price of the Mortgaged Property.

LPMI Mortgage Loan:  A Mortgage Loan covered by an LPMI Policy as of the Cut-off Date.

LPMI Policy:  A PMI Policy, issued by a primary mortgage insurer approved by FNMA and FHLMC and whose claims paying rating ability is acceptable to FNMA or FHLMC, for which the Seller pays (or causes to be paid) any and all premiums thereunder.

LPMI Rate: With respect to each LPMI Mortgage Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule, which shall be used to pay the premium due on the related LPMI Policy.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under a related Mortgage Note.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.

Mortgage File:  The items pertaining to a particular Mortgage Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  The annual rate at which Interest accrues on any Mortgage Loan as adjusted from time to time in accordance with the provisions of the related Mortgage Note and in compliance with the related Initial Rate Cap, Lifetime Cap and Periodic Rate Cap, if any, of the related Mortgage Note.

Mortgage Loan:  An individual Convertible or Non-Convertible, Treasury Rate, LIBOR, 10/1 ARM, 7/1 ARM, 5/1 ARM, 3/1 ARM or CD Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, REO disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents:  The documents listed on Exhibit 6 hereto pertaining to any Mortgage Loan.

Mortgage Loan Schedule:  The schedule of Mortgage Loans annexed hereto as Exhibit 10, as prepared by the Seller or the Purchaser, at the Seller’s option, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Seller’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied a second home, or an investment property; (5) the number and type of residential units constituting the Mortgaged Property; (6) the original months to maturity; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the initial Monthly Payment was due on the Mortgage Loan; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the Cut-off Date; (12) the last payment date on which a payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (15) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (16) a code indicating the documentation style (i.e. full, alternative or reduced); (17) the Interest Rate Adjustment Date; (18) the Gross Margin; (19) the lifetime maximum Mortgage Interest Rate under the terms of the Mortgage Note; (20) the date the Mortgage Loan was originated; (21) the Periodic Rate Cap; (22) a code indicating the company providing private mortgage insurance; (23) a code indicating if the Mortgage Loan is convertible; (24) the Servicing Fee Rate, (25) the LPMI Rate, if any; and (26) the Initial Rate Cap.  With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  The Mortgage Loan Schedule may consist of multiple reports that collectively set forth all of the required information.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Non-Convertible Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which does not contain a provision whereby the Mortgagor may convert the Mortgage Loan to a fixed-rate mortgage loan.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser.

Pass-Through Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly or privately traded pass-through transaction retaining the Seller as “servicer thereunder”.

Periodic Rate Cap:  With respect to each Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.  The Periodic Rate Cap for a Treasury Rate Mortgage Loan, a LIBOR Mortgage Loan, a 10/1 ARM Mortgage Loan, a 7/1 ARM Mortgage Loan, a 5/1 ARM Mortgage Loan and a 3/1 ARM Mortgage Loan is 2%; provided, however, that the Periodic Rate Cap does not apply to a 5/1 ARM Mortgage Loan, a 7/1 ARM Mortgage Loan or a 10/1 ARM Mortgage Loan for the initial Interest Rate Adjustment Date.  The Periodic Rate Cap for a CD Mortgage Loan is 1%.

Person:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Primary Mortgage Insurance Policy or PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

Purchase Price:  The price paid on the related Closing Date by the Purchaser to the Seller in exchange for the Mortgage Loans purchased on such Closing Date as calculated in Section 4 of this Agreement.

Purchase Price and Terms Letters:  Those certain letter agreements setting forth the general terms and conditions of the transactions contemplated herein and identifying the loan characteristics of the Mortgage Loans to be purchased from time to time hereunder, by and between the Seller and the Purchaser, attached hereto as Exhibit 14. All of the individual Purchase Price and Terms Letters shall collectively be referred to as the “Purchase Price and Terms Letter”.

Purchaser:  UBS Warburg Real Estate Securities Inc. or its successor in interest or any successor to or assignee of the Purchaser under this Agreement as herein provided.

Qualified Depository:  A depository, the accounts of which are insured by the FDIC through the BIF or the SAIF and the long term unsecured debt obligations of which are rated “AA” or better by each of the Rating Agencies.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by FNMA and FHLMC, and whose claims paying ability is rated in one of the two highest rating categories by each of the Rating Agencies with respect to primary mortgage insurance and in one of the two highest rating categories by A.M. Best Company, Inc.

Qualified Substitute Mortgage Loan:  A mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by the Seller in the month of substitution); (ii) have a Mortgage Interest Rate not less than and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 7 hereof; (v) use the same Index for determining the Mortgage Interest Rate as the Deleted Mortgage Loan; and (vi) have the same provision with respect to convertibility as the Deleted Mortgage Loan.

Rating Agencies: Standard & Poor’s, a division of The McGraw- Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

Reconstitution Agreements:  The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as set forth in Section 12, including, but not limited to, a seller’s warranties and servicing agreement in the form annexed hereto as Exhibit 9.  Such agreement or agreements shall prescribe the rights and obligations of the Seller in servicing the related Mortgage Loans.

Reconstitution Date:  The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Pass-Through Transfer pursuant to Section 12 hereof.  On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Seller shall cease to service those Mortgage Loans under this Agreement in accordance with the termination provisions set forth in Section 12 hereof.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Internal Revenue Code.

Repurchase Price:  With respect to any Mortgage Loan, a price equal to the sum of (i) the Stated Principal Balance of the Mortgage Loan, plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the last day of the month in which such repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

SAIF:   The Savings Association Insurance Fund, or any successor thereto.

Seller:  Countrywide Home Loans, Inc. or any successor to or assignee of the Seller under this Agreement as provided herein.

Seller’s Warranties and Servicing Agreement:  Any Reconstitution Agreement in respect of a Whole Loan Transfer which agreement may include, but not be limited, to a seller’s warranties and servicing agreement in the form annexed hereto as Exhibit 9.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Seller, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such monthly payment collected by the Seller, or as otherwise provided under Section 11 hereof.  With respect to REO Property, the Servicing Fee shall be payable to the Seller through REO Disposition in accordance with Section 4.13 of the Seller’s Warranties and Servicing Agreement which Servicing Fee shall be based upon the Stated Principal Balance of the related Mortgage Loan at the time of foreclosure as reduced by any income or proceeds received by Purchaser in respect of such REO Property and applied to reduce the outstanding principal balance of the foreclosed Mortgage Loan.

Servicing Fee Rate:   Unless otherwise provided for in the related Purchase Price and Terms Letter and set forth in the related Mortgage Loan Schedule, (i) 0.25% per annum with respect to 3/1 ARM Mortgage Loans, (ii) 0.375% per annum with respect to LIBOR Mortgage Loans and Treasury Rate Mortgage Loans, and (iii) with respect to 5/1 ARM Mortgage Loans, 7/1 ARM Mortgage Loans and 10/1 ARM Mortgage Loans, 0.25% per annum during the period the interest rate on such Mortgage Loan is fixed and 0.375% per annum thereafter.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or the Custodian and copies of the Mortgage Loan Documents set forth on Exhibit 6 hereto.

7/1 ARM Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first seven (7) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

Stated Principal Balance:  As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

10/1 ARM Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first ten (10) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

3/1 ARM Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first three (3) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan.

Treasury Rate Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is adjusted based upon the weekly average yield on U.S. Treasury securities.

Whole Loan Transfer:  The sale or transfer by Purchaser of some or all of the Mortgage Loans in a whole loan format pursuant to a Reconstitution Agreement retaining the Seller as “servicer thereunder”.

SECTION 2.  Agreement to Purchase.  The Seller agrees to sell, and the Purchaser agrees to purchase, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the Closing Date.

SECTION 3.  Mortgage Schedules.  Prior to each Closing Date, the Seller shall provide the Purchaser with certain information constituting a listing of the Mortgage Loans to be purchased under each of the Purchase Price and Terms Letters and this Agreement.

The Seller is obligated to deliver those Mortgage Loans funded by the Seller pursuant to the original terms of the Seller’s commitment to the Mortgagor.  The Seller shall deliver the Mortgage Loan Schedule for the Mortgage Loans to be purchased on a particular Closing Date to the Purchaser on or prior to the related Closing Date.

SECTION 4.  Purchase Price.  The Purchase Price for each Mortgage Loan shall be the percentage of par as stated in the related Purchase Price and Terms Letter (subject to adjustment as provided therein), multiplied by the aggregate principal balance, as of the related Cut-off Date, of the Mortgage Loans listed on the related Mortgage Loan Schedule, after application of scheduled payments of principal due on or before the related Cut-off Date whether or not collected.  The initial principal amount of the related Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date.  If so provided in the related Purchase Price and Terms Letter, portions of the Mortgage Loans shall be priced separately.

In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the initial principal amount of the related Mortgage Loans at the weighted average interest rate of those Mortgage Loans, net of interest at the Servicing Fee Rate and LPMI Rate, if applicable, from the related Cut-off Date to the day prior to the related Closing Date, inclusive.

The Purchaser shall be entitled to (l) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans net of interest at the Servicing Fee Rate and LPMI Rate, if applicable (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date).  The outstanding principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected.  Therefore, payments of scheduled principal and interest prepaid for a due date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date.  Such prepaid amounts (minus interest at the Servicing Fee Rate and LPMI Rate, if applicable) shall be the property of the Purchaser.  The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser.  All payments of principal and interest, less interest at the Servicing Fee Rate and LPMI Rate, if applicable, due on the first day of the month after the related Cut-off Date shall belong to the Purchaser.

SECTION 5.  Examination of Mortgage Files.  No later than five Business Days prior to the related Closing Date, or such other date as is mutually agreed upon by the Seller and the Purchaser, the Seller shall (a) deliver to the Purchaser in escrow, for examination with respect to each Mortgage Loan to be purchased, the related Mortgage File, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Purchaser for examination at the Seller’s offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller.  Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date.  The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination.  The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s (or any of its successor’s) rights to demand repurchase, substitution or other relief as provided herein.

SECTION 6.  Conveyance from Seller to Purchaser.

Subsection 6.01

Conveyance of Mortgage Loans;
Possession of Servicing Files.

The Seller, simultaneously with the delivery of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package to be purchased on each Closing Date shall execute and deliver an Assignment and Conveyance in the form annexed hereto as Exhibit 4.  The Servicing File retained by the Seller pursuant to this Agreement shall be appropriately identified in the Seller’s computer system to clearly reflect the sale of the related Mortgage Loan to the Purchaser.  The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03.

Subsection 6.02

Books and Records.

Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the relevant Mortgage Loan originator, the Seller, the Purchaser or one or more designees of the Purchaser, as the Purchaser shall select.  Notwithstanding the foregoing, ownership of each Mortgage and related Mortgage Note shall be possessed solely by the Purchaser or the appropriate designee of the Purchaser, as the case may be.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all funds received on or in connection with a Mortgage Loan shall be received and held by the Seller in trust for the benefit of the Purchaser or the appropriate designee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

The sale of each Mortgage Loan shall be reflected on the Seller’s balance sheet and other financial statements as a sale of assets by the Seller.

Subsection 6.03

Delivery of Mortgage Loan
Documents.

The Seller shall deliver to the Custodian, prior to each Closing Date, those Mortgage Loan Documents as required by this Agreement with respect to each Mortgage Loan set forth on the related Mortgage Loan Schedule, a list of which is set forth on Exhibit 6 attached hereto.

The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to this Agreement.  The Purchaser shall be responsible for maintaining the Custodial Agreement and shall pay all fees and expenses of the Custodian.

The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution; provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety days of its submission for recordation.

If the Seller cannot deliver the original recorded Mortgage Loan Documents on the related Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 120 days from the Closing Date, deliver such original recorded documents to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office).  If delivery is not completed within 120 days of the related Closing Date solely because such documents shall not have been returned by the appropriate recording office, Seller shall deliver such documents to Purchaser, or its designee, within such time period as specified in a Seller’s Officer’s Certificate.  In the event that documents have not been received by the date specified in the Seller’s Officer’s Certificate, a subsequent Seller’s Officer’s Certificate shall be delivered by such date specified in the prior Seller’s Officer’s Certificate, stating a revised date for receipt of documentation.  The procedure shall be repeated until the documents have been received and delivered. The Seller shall use its best efforts to effect delivery of all delayed recorded documents within 180 days of the related Closing Date.

Any review by the Purchaser or its designee of the Mortgage Files shall in no way alter or reduce the Seller’s obligations hereunder.

If the Purchaser or its designee discovers any defect with respect to any document constituting part of a Mortgage File, the Purchaser shall, or shall cause its designee to, give written specification of such defect to the Seller and the Seller shall cure or repurchase such Mortgage Loan in accordance with Subsection 7.03.

SECTION 7.

Representations, Warranties and Covenants
of the Seller: Remedies for Breach.

Subsection 7.01.

Representations and Warranties
Respecting the Seller.

The Seller represents, warrants and covenants to the Purchaser that as of the related Closing Date or as of such date specifically provided herein:

(i)

The Seller is duly organized, validly existing and in good standing under the laws of New York and has all licenses necessary to carry on its business as is now being conducted and is licensed and qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or licensing requirement or is otherwise not required under applicable law to effect such qualification or comply with such licensing requirement and no demand for such qualification or compliance has been made upon the Seller by any state having jurisdiction and in any event the Seller is or will be in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

(ii)

The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization;

(iii)

Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller’s certificate of incorporation or by-laws or a material breach of any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(iv)

The Seller is an approved seller/servicer for FNMA or FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development (“HUD”).  No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with FNMA, FHLMC or HUD eligibility requirements or which would require notification to FNMA, FHLMC or HUD;

(v)

The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vi)

There is no action, suit, proceeding, investigation or litigation pending or, to the Seller’s knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Seller would adversely affect the sale of the Mortgage Loans to the Purchaser, the execution, delivery or enforceability of this Agreement, or the ability of the Seller to service the Mortgage Loans hereunder in accordance with the terms hereof or which would have a material adverse effect on the financial condition of the Seller;

(vii)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the Mortgage Loans, the delivery of a portion of the Mortgage Files to the Custodian for the benefit of the Purchaser, the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement; or, if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

(viii)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in the State of California; and

(ix)

No written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

Subsection 7.02.

Representations and Warranties Regarding
Individual Mortgage Loans.

The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan:

(i)

The information set forth in the Mortgage Loan Schedule is complete, true and correct;

(ii)

The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement, have been delivered to the Custodian all in compliance with the specific requirements of this Agreement.  With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian;

(iii)

All payments required to be made up to, but excluding, the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and credited; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; the Mortgage Loan is not delinquent and there has been no delinquency of more than one Monthly Payment in any payment by the Mortgagor thereunder during the last twelve months. For purposes of this paragraph, a Mortgage Loan will be deemed delinquent if any Monthly Payment due thereunder was not paid by the Mortgagor in the month such payment was due;

(iv)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Purchaser, and which have been delivered to the Purchaser or the Purchaser’s designee, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings upon the Mortgaged Property are insured by an insurer, acceptable to FNMA and FHLMC, against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Seller's Warranties and Servicing Agreement annexed hereto as Exhibit 9.  All such insurance policies (collectively, the “hazard insurance policy”) contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with;

(ix)

The Mortgage has not been satisfied, cancelled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(x)

The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.  The Mortgaged Property was not, as of the date of origination of the Mortgaged Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

(xi)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization;

(xii)

To the best of the Seller’s knowledge after reasonable inquiry and investigation, all parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.  No fraud was committed by the Seller in connection with the origination or has been committed in connection with the servicing of the Mortgage Loan and the Seller is not aware of any fraud with respect to the Mortgage Loan on the part of any other Person involved in the origination or servicing of the Mortgage Loan;

(xiii)

The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(xiv)

The Mortgage Note and the Mortgage have not been assigned or pledged, and the Seller is the sole owner of record and holder thereof and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(xv)

To the best of the Seller’s knowledge, after reasonable inquiry and investigation, all parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b) organized under the laws of such state, or (c) qualified to do business in such state, or (d) federal savings and loan associations or national banks having principal offices in such state, or (e) not doing business in such state;

(xvi)

The Mortgage Loan is covered by an ALTA lender’s title insurance policy acceptable to FNMA or FHLMC, issued by a Qualified Insurer insuring (subject to the exceptions contained in (x)(a) and (b) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment.   Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Seller is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xvii)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

(xviii)

To the best of the Seller’s knowledge after reasonable inquiry and investigation, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(xix)

To the best of the Seller’s knowledge after reasonable inquiry and investigation, all improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(xx)

The Mortgage Loan was originated by the Seller or by a FNMA-approved, FHLMC-approved and HUD-approved mortgage banker, or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or state authority.  Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan.  The interest rate on the related Mortgage Note is adjusted annually in the case of Treasury Rate Mortgage Loans and LIBOR Mortgage Loans and semi-annually in the case of CD Mortgage Loans on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin, subject to the Initial Rate Cap, Periodic Rate Cap and the Lifetime Rate Cap as set forth in the Mortgage Note.  The Mortgage Interest Rate for a 10/1 ARM Mortgage Loan, 7/1 ARM Mortgage Loan, 5/1 ARM Mortgage Loan and a 3/1 ARM Mortgage Loan is adjusted annually commencing from and after the one hundred twentieth, eighty-forth, sixtieth and thirty-sixth Monthly Payment, respectively, in the same manner as a Treasury Rate Mortgage Loan and LIBOR Mortgage Loan, provided, however, that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for each 10/1 ARM Mortgage Loan, 7/1 ARM Mortgage Loan or 5/1 ARM Mortgage Loan (the Initial Rate Cap does apply).  The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of no more than 30 years.  Each Convertible Mortgage Loan contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan at any time between the first and fifth anniversary of the origination of the Mortgage Loan.  No Mortgage Loan has a provision for negative amortization;

(xxi)

The origination, servicing and collection practices used by the Seller and, to the best of Seller’s knowledge, any prior originator or seller, with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note.  All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been properly paid and credited;

(xxii)

To the best of the Seller’s knowledge, after reasonable inquiry and investigation, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(xxiii)

The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure.  There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

(xxiv)

The Mortgage Loan was underwritten generally in accordance with the Seller’s underwriting standards in effect at the time the Mortgage Loan was originated a copy of which is annexed hereto as Exhibit 11;

(xxv)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

(xxvi)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum FNMA or FHLMC qualifications for appraisers, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.  The appraisal is in a form acceptable to FNMA or FHLMC, with such riders as are acceptable to FNMA or FHLMC, as the case may be, and Title XI of FIRREA and the regulations promulgated thereunder;

(xxvii)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxviii)

No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(xxix)

No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

(xxx)

The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(xxxi)

Each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a Primary Mortgage Insurance Policy, issued by a FNMA or FHLMC approved insurer, which insures the portion of the Mortgage Loan required to be so insured under FNMA or FHLMC guidelines.  All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  Any Mortgage Loan (other than an LPMI Mortgage Loan) subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.  The amount retained by the Seller from interest relating to any premium or charge with respect to any LPMI Mortgage Loan will not increase above the amount of such premium or charge as of the Cut-off Date.  The Mortgage Interest Rate for the Mortgage Loan (other than an LPMI Mortgage Loan) is net of any such insurance premium;

(xxxii)

To the best of the Seller’s knowledge, after reasonable inquiry and investigation, the Mortgaged Property is lawfully occupied under applicable law.  To the best of the Seller’s knowledge after reasonable inquiry and investigation, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(xxxiii)

No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay;

(xxxiv)

To the best of the Seller’s knowledge, after reasonable inquiry and investigation, the Assignment of Mortgage, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxxv)

Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to FNMA and FHLMC.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(xxxvi)

The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development.  If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA or FHLMC eligibility requirements;

(xxxvii)

To the best of the Seller’s knowledge, at the time of origination, the Mortgage Loans satisfied the FNMA guidelines regarding environmental hazards as set forth in Chapter 7, section 303 of the FNMA Sellers’ Guide;

(xxxviii)

With respect to Mortgage Loans that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of FNMA’s requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least ten years; and (v) the mortgagee under the Mortgage Loan is given notice and an opportunity to cure any defaults under the lease;

(xxxix)

Except with respect to adjustable rate Mortgage Loans, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

(xl)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xli)

None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

(xlii)

None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies by the Seller;

(xliii)

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

(xliv)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and each Prepayment Penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years from the date such Mortgage Loan was originated.

Subsection 7.03

Remedies for Breach of Representations
and Warranties.

It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File.  With respect to the representations and warranties contained in Subsections 7.01 and 7.02 which are made to the best of the Seller’s knowledge, if it is discovered by either the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the Purchaser’s interest therein, the Purchaser shall be entitled to all the remedies to which it would be entitled for a breach of representation or warranty, including, without limitation, the repurchase requirements contained herein, notwithstanding the Seller’s lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, the Seller shall repurchase the related Mortgage Loan in accordance with this Subsection 7.03 as if the applicable representation or warranty was breached. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of one or more of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

Within 90 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or Purchaser’s interest therein, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser’s option, repurchase such Mortgage Loan at the Repurchase Price.  In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser’s option, be repurchased by the Seller at the Repurchase Price.  However, if the breach shall involve a representation or warranty set forth in Subsection 7.02 and the Seller discovers or receives notice of any such breach within 120 days of the related Closing Date, the Seller may, with the Purchaser’s consent and provided that the Seller has a Qualified Substitute Mortgage Loan (or Loans), rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a “Deleted Mortgage Loan”) and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that (i) any such substitution shall be effected not later than 120 days after the related Closing Date and (ii) prior to any substitution into a REMIC pass-through entity, upon reasonable request by the Purchaser, the Seller shall provide the Purchaser with an Opinion of Counsel that the substitution of the applicable Qualified Substitute Mortgage Loan will not effect the status of the pass-through entity as a REMIC.  If the Seller has no Qualified Substitute Mortgage Loan (or is unable to obtain an Opinion of Counsel), it shall repurchase the deficient Mortgage Loan.  Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

At the time of repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan.  In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and in the case of substitution, identify a Qualified Substitute Mortgage Loan (or Loans) and amend the Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement.  In connection with any such substitution, the Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution.  The Seller shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by the Purchaser, with the Mortgage Note endorsed thereon as required by this Agreement.  The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee Rate and LPMI Rate, if applicable, due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Seller.  For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan.

For any month in which the Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution).  The amount of such shortfall shall be distributed by the Seller in the month of substitution pursuant to Section 11 hereof.  Accordingly, on the date of such substitution, the Seller shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall multiplied by such premium percentage, if any.

In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller representations and warranties contained in this Section 7.  It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 7.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement.

Subsection 7.04

Repurchase Upon Conversion.

In the event the Mortgagor under any Convertible Mortgage Loan elects to convert said Mortgage Loan to a fixed rate mortgage loan, as provided in the related Mortgage Note, then the Seller shall repurchase the related Mortgage Loan in the month the conversion takes place and in the manner prescribed in Subsection 7.03 at the Repurchase Price.

SECTION 8.  Closing.  The closing for each Mortgage Loan Package shall take place on the related Closing Date. The Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

a)

all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

b)

the Purchaser shall have received, or the Purchaser’s attorneys shall have received in escrow, all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

c)

the Seller shall have delivered and released to the Custodian all documents required pursuant to this Agreement; and

d)

all other terms and conditions of this Agreement shall have been complied with.

Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller, which shall be received by 1:00 P.M. eastern standard time.

SECTION 9.  Closing Documents.  The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

1.

the related Mortgage Loan Schedule, segregated by Mortgage Loan Package;

2.

a Custodian’s Trust Receipt and Certification, as required under the Custodial Agreement;

3.

an Escrow Account Letter Agreement in the form annexed hereto as Exhibit 8 (to be executed and delivered only for the initial Closing Date);

4.

an Officer’s Certificate, in the form annexed hereto as Exhibit 1, including all attachments hereto (to be executed and delivered for the initial Closing Date and, with respect to each Closing Date thereafter, from time to time as the Purchaser may reasonably request);

5.

Opinion of Counsel of the Seller (who may be an employee of the Seller), in the form annexed hereto as Exhibit 2 hereto (to be executed and delivered for the initial Closing Date and, with respect to each Closing Date thereafter, from time to time as the Purchaser may reasonably request);

6.

a Security Release Certification, in the form annexed hereto as Exhibit 3 executed by any Person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

7.

a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

8.

Seller’s underwriting guidelines (to be delivered for the initial Closing Date and to be updated by Seller (i) promptly upon any material change thereto and (ii) in any event no less frequently than once every twelve months); and

9.

Assignment and Conveyance in the form annexed hereto as Exhibit 4.

SECTION 10.  Costs.  The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and custodial fees. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including recording fees, fees for title policy endorsements and continuations and the Seller’s attorney’s fees, shall be paid by the Seller.

SECTION 11.  Seller’s Servicing Obligations.  The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with the terms and provisions set forth in Articles IV, V, VI and VII of the Seller’s Warranties and Servicing Agreement which sections are hereby incorporated in this Agreement in their entirety (with, however, the changes and adjustments as provided in this Agreement) as if the same were contained in this Section 11.

With respect to the following provisions set forth in the Seller’s Warranties and Servicing Agreement annexed hereto as Exhibit 9, the Seller shall service the Mortgage Loans and be subject to all of the obligations as required by the “Company” pursuant to the Seller’s Warranties and Servicing Agreement and the Purchaser shall have all the rights as afforded the “Purchaser” thereunder:

4.01	Company to Act as Servicer.
4.02	Collection of Mortgage Loan Payments.
4.03	Realization Upon Defaulted Mortgage Loans.
4.04	Establishment of Custodial Accounts; Deposits in Custodial Accounts.
4.05	Permitted Withdrawals from the Custodial Account.
4.06	Establishment of the Escrow Account; Deposits in Escrow Account.
4.07	Permitted Withdrawals from the Escrow Account.
4.08	Payment of Taxes, Insurance and Other Charges; Maintenance of Pool Policy and Primary Insurance Policies; Collections Thereunder.
4.09	Transfer of Accounts.
4.10	Maintenance of Hazard Insurance.
4.11	Maintenance of Mortgage Impairment Insurance Policy.
4.12	Fidelity Bond; Errors and Omission Insurance.
4.13	Title, Management and Disposition of REO Property.
4.14	Notification of Adjustments.
5.01	Distributions.
5.02	Statements to Purchaser.
5.03	Monthly Advances by the Company.
5.04	Real Estate Owned Reports.
5.05	Liquidation Reports.
6.01	Assumption Agreements.
6.02	Satisfaction of Mortgages and Release of Mortgage Files.
6.03	Servicing Compensation.
6.04	Annual Statement as to Compliance.
6.05	Annual Independent Certified Public Accountants’ Servicing Report.
6.06	Purchaser’s Right to Examine Company Records.
7.01	Company Shall Provide Information as Reasonably Required.
7.02	Financial Statements.

Any cross references in Exhibit 9 in the sections listed above to other sections set forth in Exhibit 9 are likewise incorporated herein and made a part hereof.

To the extent any provision set forth in Exhibit 9 shall conflict with any provision set forth in this Agreement, the provision in this Agreement shall govern.

SECTION 12.  Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer on One or More Reconstitution Dates.  The Seller and the Purchaser agree that with respect to some or all of the Mortgage Loans, the Purchaser shall effect either: (1) a Whole Loan Transfer; and/or (2)  a Pass-Through Transfer.  With respect to Mortgage Loans purchased on any Closing Date, the Purchaser may effect Whole Loan Transfers or Pass-Through Transfers to no more than four third party purchasers (unless otherwise agreed to by the Seller and the Purchaser).

With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Purchaser, the Seller agrees:

(1)

to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures;

(2)

to execute all Reconstitution Agreements provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided herein;

(3)

with respect to any Mortgage Loan that is subject to a Whole Loan Transfer or a Pass-Through Transfer, the Seller shall restate the representations and warranties regarding the Seller set forth in Subsection 7.01 and as of the date of such Whole Loan Transfer or Pass-Through Transfer and shall represent and warrant as of the date of such Whole Loan Transfer or Pass-Through Transfer that the Seller has serviced such Mortgage Loan in accordance with this Agreement;

(4)

to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure and loss experience as shall be reasonably requested by the Purchaser, and to deliver to the Purchaser any non-public, unaudited financial information regarding the Mortgage Loans as shall be reasonably requested by the Purchaser, in which case the Purchaser shall bear the cost of having such information audited by certified public accountants if the Purchaser desires such an audit;

(5)

to deliver to the Purchaser and to any Person designated by the Purchaser, at the Purchaser’s expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause 4 above as shall be reasonably requested by the Purchaser and to provide mutually acceptable indemnifications pertaining to information provided by Seller;

(6)

to deliver to the Purchaser, and to any Person designated by the Purchaser, such in-house opinions of counsel as are customarily delivered by originators or servicers of mortgage loans, as the case may be, in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Purchaser; and

(7)

to cooperate fully with the Purchaser and any prospective purchaser with respect to the preparation of Mortgage Loan Documents and such other documents, and with respect to the servicing of the Mortgage Loans in accordance with the requirements from time to time of the rating agencies rating a Whole Loan Transfer or Pass-Through Transfer, the credit enhancers providing credit enhancement thereon and the requirements of the Purchaser’s shelf registration statement.

All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

SECTION 13.  The Seller.

Subsection 13.01

Additional Indemnification by the
Seller; Third Party Claims.

The Seller shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12.  The Seller immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  The Purchaser promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Seller’s indemnification pursuant to Section 7 or the failure of the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement.

Subsection 13.02

Merger or Consolidation of the
Seller.

The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by SAIF or FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, shall be qualified to service mortgage loans on behalf of FNMA or FHLMC and shall satisfy the requirements of Section 16 with respect to the qualifications of a successor to the Seller.

Subsection 13.03

Limitation on Liability of the
Seller and Others.

Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable and the Seller shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

Subsection 13.04

Seller Not to Resign.

The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller.  Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Seller’s responsibilities and obligations hereunder in the manner provided in Section 16.

Subsection 13.05

No Transfer of Servicing.

With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

SECTION 14.  Default.

Subsection 14.01

Events of Default.

In case one or more of the following “Events of Default” by the Seller shall occur and be continuing, that is to say:

(i)

any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

(ii)

failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv)

the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

(v)

the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

failure by the Seller to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

(vii)

the Seller ceases to meet the qualifications of a FNMA or FHLMC seller/servicer; or

(viii)

the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Seller of such written notice, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 16.  Upon written request from the Purchaser, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller’s sole expense.  The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Subsection 14.02

Waiver of Defaults.

The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

SECTION 15.  Termination.

Subsection 15.01

Termination.

The respective obligations and responsibilities of the Seller shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Seller and the Purchaser in writing; or (iii) the repurchase by the Seller of all outstanding Mortgage Loans at a price equal to 100% of the Stated Principal Balance of each Mortgage Loan on the date of such repurchase, plus accrued interest thereon through the last day of the month of such repurchase, and in the case of REO property, the lesser of (a) 100% of the Stated Principal Balance of the Mortgage Loan encumbering the Mortgaged Property at the time such Mortgaged Property became REO property, and (b) the fair market value of such REO property at the time of such repurchase.

The right of the Seller to repurchase all outstanding Mortgage Loans pursuant to clause (iii) in the preceding paragraph (the “Clean-up Call”) shall be conditional upon the Seller's determination that the customary and reasonable costs and expenses incurred by the Seller in the performance of its servicing obligations hereunder exceed the benefits accruing to the Seller in its servicing of the Mortgage Loans; provided, however, that in no event shall the Seller exercise its right to purchase all Mortgage Loans and REO Properties pursuant to clause (iii) in the immediately preceding paragraph of this Subsection 15.01 before the date on which the Stated Principal Balances of the Mortgage Loans, at the time of an such repurchase, is less than or equal to ten percent (10%) of the aggregate Stated Principal Balances of such Mortgage Loans on the Cut-off Date.  If the existence of the Clean-up Call might adversely affect a subsequent sale by the Purchaser of some or all of the Mortgage Loans in a whole loan or securitized format, including a Whole Loan Transfer or a Pass-Through Transfer, in the secondary market then the Seller shall negotiate with the Purchaser in good faith to modify, as necessary, the Clean-up Call.  If the Seller and the Purchaser are unable to reach such agreement, the Seller shall sell to the Purchaser the servicing rights for such Mortgage Loans at the then current market price of such servicing rights, such market price to be determined by the Seller and the Purchaser in a commercially reasonable manner.

Subsection 15.02

Termination Without Cause.

The Purchaser may, at its sole option, terminate any rights the Seller may have hereunder, without cause, upon written notice.  Any such notice of termination shall be in writing and delivered to the Seller as provided in Section 16 of this Agreement.  In the event of such termination, the Seller shall be entitled to a termination fee equal to 2.0% of the then current aggregate unpaid principal balance of the Mortgage Loans.

SECTION 16.  Successor to the Seller.  Prior to termination of Seller’s responsibilities and duties under this Agreement pursuant to Subsections 13.04, 14.01, 15.01(ii) or 15.02, the Purchaser shall (i) succeed to and assume all of the Seller’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having a net worth of not less than $15,000,000 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement prior to the termination of Seller’s responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  In the event that the Seller’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 7.01, 7.02, 7.03 and 7.04 and the remedies available to the Purchaser thereunder, it being understood and agreed that the provisions of such Sections 7.01, 7.02, 7.03 and 7.04 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement.  Any termination of this Agreement pursuant to Subsection 13.04, 14.01, 15.01, or 15.02 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation.

The Seller shall timely deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds.  The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller.  The successor shall make arrangements as it may deem appropriate to reimburse the Seller for amounts the Seller actually expended pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor’s acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

SECTION 17.  Financial Statements.  The Seller understands that in connection with the Purchaser’s marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers a Consolidated Statement of Operations of the Seller’s parent company, Countrywide Credit Industries, Inc. (“CCI”) for the most recently completed three fiscal years respecting which such a statement is available, as well as a Consolidated Statement of Condition of CCI at the end of the last two fiscal years covered by such Consolidated Statement of Operations.  The Seller shall also make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large).  The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above.  The Seller shall also make available information on its servicing performance with respect to loans serviced for others, including delinquency ratios.

The Seller also agrees to allow reasonable access to a knowledgeable financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

SECTION 18.  Mandatory Delivery; Grant of Security Interest.  The sale and delivery on the related Closing Date of the Mortgage Loans described on the related Mortgage Loan Schedule is mandatory from and after the date of the execution of the related Purchase Price and Terms Letter, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller’s failure to deliver (i) each of the related Mortgage Loans or (ii) one or more Qualified Substitute Mortgage Loans or (iii) one or more Mortgage Loans otherwise acceptable to the Purchaser on or before the related Closing Date.  The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser subject to the Purchaser’s (i) right to reject any Mortgage Loan (or Qualified Substitute Mortgage Loan) under the terms of this Agreement and to require another Mortgage Loan (or Qualified Substitute Mortgage Loan) to be substituted therefor, and (ii) obligation to pay the Purchase Price for the Mortgage Loans.  All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

SECTION 19.  Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(i)

if to the Seller:

Countrywide Home Loans, Inc.
4500 Parkway Granada
Calabasas, CA  91302
Attn:  David Spector

ii)

if to the Purchaser:

UBS Warburg Real Estate Securities Inc.
1285 Avenue of the Americas
11th Floor
New York, NY 10019
Attn:  Craig Eckes

with a copy to:

PaineWebber Incorporated
1285 Avenue of the Americas
New York, NY  10019
Attn:  John Fearey, Esq.

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 20.  Severability Clause.  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 21.  Counterparts.  This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 22.  Governing Law.  The Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of California, except to the extent preempted by Federal law.

SECTION 23.  Intention of the Parties.  It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling the Mortgage Loans and not a debt instrument of the Seller or another security.  Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

SECTION 24.  Successors and Assigns; Assignment of Purchase Agreement.  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser pursuant to the execution and delivery of such party of an Assignment and Assumption Agreement substantially in the form annexed hereto as Exhibit 13.  This Agreement shall not be assigned, pledged or hypothecated by Seller to a third party without the prior written consent of the Purchaser.  Notwithstanding anything to the contrary in this Section 24, Countrywide Home Loans, Inc (“Countrywide”) may assign its right and obligations hereunder as the Servicer to Countrywide Home Loans Servicing LP (“CSLP”), provided that (i) CSLP remains a directly or indirectly wholly owned subsidiary of Countrywide and (ii) Countrywide guarantees CSLP’s performance of CSLP’s obligations under this Agreement.

SECTION 25.  Waivers.  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 26.  Exhibits.  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 27.  General Interpretive Principles.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration.

SECTION 28.  Reproduction of Documents.  This Agreement and all document relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.   The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 29.  Further Agreements.  The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Without limiting the generality of the foregoing, the Seller shall cooperate with the Purchaser in connection with any Whole Loan Transfer or Pass-Through Transfer contemplated by the Purchaser pursuant to Section 12 hereof.  In that connection, the Seller shall (a) execute any Reconstitution Agreement in accordance with the provisions of Section 12, and (b) provide to the Purchaser or any prospective purchaser: (i) any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request; and (ii) such representations, warranties, covenants, opinions of counsel, indemnification letters, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser in connection with such transactions.  The requirement of the Seller pursuant to (ii) above with respect to any Mortgage Loan shall terminate following the initial Reconstitution Date with respect to such Mortgage Loan that is a Pass-Through Transfer. Prior to incurring any out-of-pocket expenses pursuant to this paragraph, the Seller shall notify the Purchaser in writing of the estimated amount of such expense.  The Purchaser shall reimburse the Seller for any such expense following its receipt of appropriate details thereof.

SECTION 30.  No Solicitation.  As of the related Closing Date, the Seller has not (i) entered into any agreement to provide refinancing of a Mortgage Loan at some future date or (ii) entered into either a formal or informal arrangement offering special terms for a future refinancing of a Mortgage Loan.  The Seller shall not specifically target Mortgagors for the purpose of refinancing any of the Mortgage Loans or treat the Mortgage Loans differently for the purpose of advertising the Seller’s availability for handling refinancings.  The Seller, however, may send letters or promotional material to (A) all of the mortgagors in its servicing portfolio, (B) all mortgagors who have a specific type of mortgage (i.e. Balloon Mortgage Loans, LIBOR Mortgage Loans, etc.), (C) those mortgagors whose mortgages fall within specific interest rate ranges, or (D) a class of mortgagors based on such other criteria which does not specifically target Mortgagors.  The Seller may provide payoff information and otherwise cooperate with Mortgagors who contact the Seller about prepaying their Mortgage Loan by advising them of refinancing terms and streamline origination arrangements that are available from the Seller.

[SIGNATURE PAGES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS WARBURG REAL ESTATE SECURITIES INC. (Purchaser)

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

COUNTRYWIDE HOME LOANS, INC. (Seller)

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

EXHIBIT 1

SELLER’S OFFICER’S CERTIFICATE

I, ____________________, hereby certify that I am the duly elected Vice President of Countrywide Home Loans, Inc., a New York corporation (the “Seller”), and further certify, on behalf of the Seller as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.  No event has occurred since ______________, 200__ which has affected the good standing of the Seller under the laws of the State of New York.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Mortgage Loan Purchase and Servicing Agreement (the “Purchase Agreement”) dated as of November 1, 2001, by and between the Seller and UBS Warburg Real Estate Securities Inc. (the “Purchaser”); (b) the Purchase Price and Terms Letter (the “Terms Letter”) dated as of _______, 2001 between the Seller and the Purchaser; and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Terms Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on _____________, 200__ (the “Resolutions”) with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.

All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date thereof.

6.

The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:____________________

[Seal]

COUNTRYWIDE HOME LOANS, INC.

By: ______________________________________

Name: ____________________________________

Title:  Vice President

I, __________________________, Secretary of Countrywide Home Loans, Inc., hereby certify that ____________ is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:____________________

[Seal]

COUNTRYWIDE HOME LOANS, INC.

By: ______________________________________

Name: ____________________________________

Title:  [Assistant] Secretary

EXHIBIT 2

________________________
(Date)

UBS Warburg Real Estate Securities Inc.
1285 Avenue of the Americas
11th Floor
New York, NY  10019

Re:

Mortgage Loan Purchase and Servicing Agreement,
Dated as of November 1, 2001

Gentlemen:

I have acted as counsel to Countrywide Home Loans, Inc., a New York corporation (the “Company”), in connection with the sale of certain mortgage loans by the Company to UBS Warburg Real Estate Securities Inc. (the “Purchaser”) pursuant to (i) a Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2001 between the Company and the Purchaser (the “Purchase Agreement”) and the Purchase Price and Terms Letter dated as of _________, 200_ between the Company and the Purchaser (the “Terms Letter”).  Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

A.

The Purchase Agreement;

B.

The Terms Letter;

C.

The Company’s Certificate of Incorporation and Bylaws, as amended to date; and

D.

Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion (the “Board Resolutions”).

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances.  As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

1.

The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York with corporate power and authority to own its properties and conduct its business as presently conducted by it.  The Company has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement and the Terms Letter (sometimes collectively, the “Agreements”).

2.

The Purchase Agreement and the Terms Letter have been duly and validly authorized, executed and delivered by the Company.

3.

The Purchase Agreement and the Terms Letter constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

4.

No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Purchase Agreement and the Terms Letter, or the consummation of the transactions contemplated by the Purchase Agreement and the Terms Letter, except for those consents, approvals, authorizations or orders which previously have been obtained.

5.

Neither the servicing of the Mortgage Loans by the Company as provided in the Purchase Agreement and the Terms Letter, nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement and the Terms Letter will result in a breach of any term or provision of the certificate of incorporation or bylaws of the Company, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any State of California or federal statute or regulation applicable to the Company, or (iii) any order of any State of California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under the Purchase Agreement.

6.

There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement.

7.

The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

8.

The Assignments of Mortgage are in recordable form and upon completion will be acceptable for recording under the laws of the State of California.  When endorsed, as provided in the Purchase Agreement, the Mortgage Notes will be duly endorsed under California law.

The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

A.

No opinion is expressed herein as to the ability of any party to any document referred to herein to collect attorneys’ fees and costs in an action involving the documents referred to herein if such party is not the prevailing party in such action or to the extent such fees and costs are greater than such reasonable fees and costs as may be determined by a court.

B.

I express no opinion as to the provisions of the Agreements designating governing law, and I assume for purposes of this opinion that the Agreements will be governed by California law, without regard to its conflicts of laws principles.

C.

I express no opinion as to the remedies available to the parties for non-material violations or breaches of the Agreements and other documents referred to herein.

D.

Waivers of vaguely or broadly stated rights or future rights may be deemed unenforceable under applicable law, and provisions that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or that the election of some particular remedy or remedies does not preclude recourse to one or more other remedies may also be unenforceable.

E.

I have assumed for purposes of this opinion that (l) the Agreements correctly and completely set forth the intent of all parties thereto; (2) the execution and delivery of the Agreements are free of mutual mistake, fraud, misrepresentation, criminal activity, undue influence or duress; and (3) all parties to the Agreements other than the Company have filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue and Taxation Code (see Damato v. Slevin, 214 Cal. App. 3d 668, 262 Cal. Rptr. 879 (1989), White Dragon Productions Inc. v. Performance Guaranties Inc., 196 Cal. App. 3d 163, 241 Cal. Rptr. 745 (1987)).

F.

I have assumed that all parties to the Agreements other than the Company have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

G.

My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (l) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors’ rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 18 of the Purchase Agreement.

H.

I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

I.

I express no opinion as to any provision of the Agreements requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.

J.

My opinion in paragraph 3 above is subject to the effect of Section 1670.5 of the California Civil Code, which provides that a court may not enforce or may limit the application of a contract or portions thereof which it finds as a matter of law to have been unconscionable at the time the contract was made.

K.

I express no opinion as to the applicability or effect of compliance by the parties other than the Company with any state or federal laws applicable to the transactions contemplated by the Agreements because of the nature of such party’s business.

L.

The qualification of any opinion or statement herein by the use of the words “to the best of my knowledge” or “known to me” means that, during the course of my employment by the Company in connection with the Agreements, no information has come to my attention which gives me actual knowledge of the existence of the matters, actions, proceedings, items, documents or facts so qualified.  However, I have not undertaken any independent investigation or inquiry to determine the existence of such matters, actions, proceedings, items, documents or facts and no inference as to my knowledge thereof shall be drawn from the fact of my employment by any party.

I am admitted to practice in the State of California, and, except as set forth below, I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California and the Federal laws of the United States of America.  Insofar as the opinions expressed in paragraphs 1 and 2 above relate to matters that are governed by the laws of the State of New York, I am generally familiar with the laws of the State of New York as they relate to corporate organization, and for the limited purpose of the opinions set forth in paragraphs 1 and 2 above, I do not feel it is necessary to consult with New York counsel.  This opinion is limited to such laws as they presently exist, to present judicial interpretations thereof and to the facts as they presently exist or are contemplated by the Agreements.  In rendering this opinion, I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions mentioned herein be changed by legislative actions, judicial decisions or otherwise.  This opinion is rendered as of the date hereof, and I express no opinion as to, and disclaim any undertaking or obligation to update this opinion in respect of, changes of circumstances or events which occur subsequent to this date.

This opinion is furnished to you in connection with the Agreements and the transactions contemplated thereby and, except as provided below, may not be relied upon by any other person or by you in any other context without my prior written consent.  This opinion may not be included in any other document or quoted or otherwise referred to in whole or in part without my prior written consent, except that I understand you will be delivering a copy of this letter to your Counsel, and I consent to their reliance on this letter for such purposes.

Very truly yours,

Sandor E. Samuels
Senior Vice President,
General Counsel and Secretary

SES:sw

EXHIBIT 3

SECURITY RELEASE CERTIFICATION

I.

Release of Security Interest

_______________________________________, duly authorized as collateral agent for the lenders from time to time participating in that certain __________ Warehousing Agreement, dated as of _________________, with ___________________ as agent, as amended from time to time (the “Warehousing Agreement”), to relinquish any and all right, title and interest it may have as collateral agent in the mortgage loans described in Exhibit A attached hereto (the [convertible] [Non-Convertible] [10/1 ARM] [7/1 ARM] [5/1 ARM] [3/1 ARM] [Treasury Rate] [LIBOR] [CD] “Mortgage Loans”), hereby relinquishes any and all right, title and interest it may have as collateral agent in and to the Mortgage Loans upon purchase thereof by Bankers Trust Company of California, N.A., as Custodian, for UBS Warburg Real Estate Securities Inc. from the Company named below pursuant to that certain Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2001, as of the date and time of receipt by [_____________________], as funding bank under the Warehousing Agreement, of the $_______________ for such Mortgage Loans (the “Date and Time of Sale”), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees as of the Date and Time of Sale of such Mortgage Loans to UBS Warburg Real Estate Securities Inc.

Name and Address of Financial Institution

_________________________________________

(Name)

_________________________________________

(Address)

By: ______________________________________

II.

Certification of Release

The Company named below hereby certifies to UBS Warburg Real Estate Securities Inc. that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to UBS Warburg Real Estate Securities Inc., the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans.  The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

_________________________________________

Seller

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

EXHIBIT 4

ASSIGNMENT AND CONVEYANCE

On this ___ day of ________, 200_, Countrywide Home Loans, Inc. (“Countrywide”) as the Seller under that certain Mortgage Loan Purchase and Servicing Agreement dated as of November 1, 2001 (the “Agreement”) does hereby sell, transfer, assign, set over and convey to UBS Warburg Real Estate Securities Inc. (“UBS”) as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of Countrywide in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the Mortgage Files and all rights and obligations arising under the documents contained therein.  Pursuant to Section 6.03 of the Agreement, Countrywide has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Agreement.  The contents of each Servicing File required to be retained by Countrywide to service the Mortgage Loans pursuant to the Agreement and thus not delivered to UBS are and shall be held in trust by Countrywide for the benefit of UBS as the owner thereof.  Countrywide’s possession of any portion of the Servicing File is at the will of UBS for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by Countrywide shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in UBS and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Countrywide shall immediately vest in UBS and shall be retained and maintained, in trust, by Countrywide at the will of UBS in such custodial capacity only.

All of the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto are [Non]-Convertible [10/1 ARM] [7/1 ARM] [5/1 ARM] [3/1 ARM] [Treasury Rate] [LIBOR] [CD] Mortgage Loans and have the following characteristics:

Cut-off Date:

______________

Number of Mortgage Loans:

_____

Original Principal Balance:

$____________

Stated Principal Balance:

$____________

Weighted Average Mortgage Interest Rate:

____%

Weighted Average LTV:

____%

Weighted Average Remaining Months

to Maturity:

___ months

Type:

______

Index:

______

Weighted Average Gross Margin:

____%

Weighted Average Months to

Next Interest Rate

Adjustment Date:

___ months

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

COUNTRYWIDE HOME LOANS, INC. (Seller)

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

EXHIBIT 5

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Seller or delivered to the Custodian:

1.

Mortgage Loan Documents.

2.

Residential loan application.

3.

Mortgage Loan closing statement.

4.

Verification of employment and income.

5.

Verification of acceptable evidence of source and amount of downpayment.

6.

Credit report on Mortgagor.

7.

Residential appraisal report.

8.

Photograph of the Mortgaged Property.

9.

Survey of the Mortgaged Property.

10.

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

11.

All required disclosure statements.

12.

If available, termite report, structural engineer’s report, water potability and septic certification.

13.

Sales Contract.

14.

Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

15.

Amortization schedule, if available.

EXHIBIT 6

MORTGAGE LOAN DOCUMENTS

 (a)

The original Mortgage Note endorsed by the Seller in the following form:  “Pay to the order of _______________, without recourse” with all intervening endorsements showing a complete chain of title from the originator to the Seller;

(b)

The original Mortgage with evidence of recording thereon.  If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(c)

The Assignment, from the Seller in blank, which assignment shall be in form and substance acceptable for recording;

(d)

Originals of all intervening Assignments, showing a complete chain of title from the originator to the Seller, with evidence of recording thereon;

(e)

Originals of each assumption, modification, written assurance or substitution agreement;

(f)

Original power of attorney, if any; and

(g)

The original policy of title insurance or if the policy has not yet been issued, the original policy of title insurance shall be delivered to the Purchaser promptly upon receipt thereof by the Seller;

EXHIBIT 7

CUSTODIAL ACCOUNT LETTER AGREEMENT

To:

(the “Depository”)

As Seller under the Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2001, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loans.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

COUNTRYWIDE HOME LOANS, INC.

By: _________________________________

Name: _______________________________

Title: ________________________________

Date: ________________________________

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ____________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

_________________________

        Depository

By: _____________________

Name: ___________________

Title: ____________________

Date: ____________________

EXHIBIT 8

ESCROW ACCOUNT LETTER AGREEMENT

To:

(the “Depository”)

As Seller under the Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2001, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loans.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

COUNTRYWIDE HOME LOANS, INC.

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number _______________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

_____________________________
Depository

By:___________________________

Name: ________________________

Title: _________________________

Date: _________________________

EXHIBIT 9

FORM OF SELLER’S WARRANTIES AND SERVICING AGREEMENT

UBS WARBURG REAL ESTATE SECURITIES INC.,

Purchaser

and

COUNTRYWIDE HOME LOANS, INC.,
Seller and Servicer

SELLER’S WARRANTIES AND SERVICING AGREEMENT

Dated as of ____________, 200_

Conventional Residential Adjustable Rate Mortgage Loans

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

ARTICLE II

SERVICING OF MORTGAGE LOANS;
RECORD TITLE AND POSSESSION OF MORTGAGE FILES;
BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01

Servicing of Mortgage Loans

9

Section 2.02

Record Title and Possession of Mortgage Files.

9

Section 2.03

Books and Records.

10

Section 2.04

Delivery of Mortgage Loan Documents.

10

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF
THE COMPANY; REPURCHASE AND
SUBSTITUTION; REVIEW OF MORTGAGE LOANS

Section 3.01

Representations and Warranties of the Company.

11

Section 3.02

Representations and Warranties as to Individual Mortgage Loans.

13

Section 3.03

Repurchase and Substitution.

20

Section 3.04

Repurchase Upon Conversion.

22

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Company to Act as Servicer.

23

Section 4.02

Collection of Mortgage Loan Payments

23

Section 4.03

Realization Upon Defaulted Mortgage Loans.

24

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

24

Section 4.05

Permitted Withdrawals From the Custodial Account.

26

Section 4.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

27

Section 4.07

Permitted Withdrawals From Escrow Account.

27

Section 4.08

Payment of Taxes, Insurance and Other Charges; Maintenance of Pool

Policy and Primary Mortgage Insurance Policies; Collections Thereunder.

28

Section 4.09

Transfer of Accounts.

29

Section 4.10

Maintenance of Hazard Insurance.

29

Section 4.11

Maintenance of Mortgage Impairment Insurance Policy.

30

Section 4.12

Fidelity Bond, Errors and Omissions Insurance.

30

Section 4.13

Title, Management and Disposition of REO Property.

31

Section 4.14

Notification of Adjustments.

32

ARTICLE V

PAYMENTS TO THE PURCHASER

Section 5.01

Distributions.

33

Section 5.02

Statements to the Purchaser.

34

Section 5.03

Monthly Advances by the Company.

34

Section 5.04

Real Estate Owned Reports.

34

Section 5.05

Liquidation Reports.

34

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01

Assumption Agreements.

35

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

36

Section 6.03

Servicing Compensation.

36

Section 6.04

Annual Statement as to Compliance.

37

Section 6.05

Annual Independent Certified Public Accountants’
Servicing Report.

37

Section 6.06

Purchaser’s Right to Examine Company Records.

37

ARTICLE VII

REPORTS TO BE PREPARED BY COMPANY

Section 7.01

Company Shall Provide Information as Reasonably Required.

38

Section 7.02

Financial Statements.

38

ARTICLE VIII

THE COMPANY

Section 8.01

Indemnification; Third Party Claims.

39

Section 8.02

Merger or Consolidation of the Company.

39

Section 8.03

Limitation on Liability of the Company and Others.

40

Section 8.04

Company Not to Resign.

40

Section 8.05

No Transfer of Servicing.

40

ARTICLE IX

DEFAULT

Section 9.01

Events of Default.

41

Section 9.02

Waiver of Defaults.

41

ARTICLE X

TERMINATION

Section 10.01

Termination.

42

Section 10.02

Termination Without Cause.

43

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01

Successor to the Company.

43

Section 11.02

Amendment.

44

Section 11.03

Recordation of Agreement.

44

Section 11.04

Governing Law.

44

Section 11.05

Notices.

45

Section 11.06

Severability Provisions.

45

Section 11.07

Exhibits.

45

Section 11.08

General Interpretive Principles.

45

Section 11.09

Reproduction of Documents.

46

Section 11.10

Confidentiality of Information.

46

Section 11.11

Recordation of Assignments of Mortgage.

46

Section 11.12

Assignment by Purchaser.

46

Section 11.13

Non-Solicitation.

46

EXHIBITS

EXHIBIT 9-1

CONTENTS OF MORTGAGE FILE

EXHIBIT 9-2

COMPANY’S UNDERWRITING GUIDELINES

EXHIBIT 9-3

CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 9-4

CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 9-5

ESCROW ACCOUNT CERTIFICATION

EXHIBIT 9-6

ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 9-7

FORM OF MONTHLY REMITTANCE REPORT

EXHIBIT 9-8

FORM OF ASSIGNMENT AND CERTIFICATION

EXHIBIT 9-9

MORTGAGE LOAN SCHEDULE

This is a Seller’s Warranties and Servicing Agreement, dated as of _______, 200_, and is executed between UBS Warburg Real Estate Securities Inc., as purchaser (the “Purchaser”), and Countrywide Home Loans, Inc., as seller and servicer (the “Company”).

W I T N E S S E T H

WHEREAS, the Purchaser has heretofore purchased from the Company and the Company has heretofore sold to the Purchaser certain Mortgage Loans pursuant to a Mortgage Loan Purchase and Servicing Agreement dated as of November 1, 2001, by and between the Company and the Purchaser (the “Purchase and Servicing Agreement”).

WHEREAS, the Company and the Purchaser have agreed to remove from the Purchase and Servicing Agreement to reconstitute into a pool of whole loans hereunder certain of the Mortgage Loans which have an aggregate outstanding principal balance as of the close of business on the Cut-off Date, after deduction of payments due on or before such date of $_______________;

WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit 9-9 and

WHEREAS, the Purchaser and the Company wish to prescribe the representations and warranties of the Company with respect to itself and the Mortgage Loans and the management, servicing and control of the Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

Agreement:  This Seller’s Warranties and Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

Appraised Value:  With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal made for the originator at the time of origination of the Mortgage Loan or (ii) the purchase price of the Mortgaged Property at the time of origination of the Mortgage Loan, provided, however, that in the case of a Refinanced Mortgage Loan, such value is based solely upon the appraisal made at the time of origination of such Refinanced Mortgage Loan and further provided, however, that in the case of a Mortgage Loan originated under the Company’s streamlined documentation program, such value may be based upon a prior appraisal that satisfies the requirements of the Company’s streamlined documentation program.

Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan to the Purchaser.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the State of California, or the state in which the Company’s servicing operations are located or (iii) a day on which banks in the State of California, Texas or New York, or the state in which the Company’s servicing operations are located, are authorized or obligated by law or executive order to be closed.

Cash Liquidation:  Recovery of all cash proceeds by the Company with respect to the termination of any defaulted Mortgage Loan other than a Mortgage Loan which became an REO Property, including all Primary Insurance Proceeds, Other Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and other payments or recoveries whether made at one time or over a period of time which the Company deems to be finally recoverable, in connection with the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise.

CD Mortgage Loan:  Any individual Mortgage Loan subject to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is adjusted based upon the weekly average yield on certificates of deposit.

Closing Date:  The date this agreement becomes effective which shall be _________, 200_.

Company:  Countrywide Home Loans, Inc., or its successor in interest or any successor under this Agreement appointed as herein provided.

Condemnation Proceeds:  All awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

Convertible Mortgage Loan:  Any individual Mortgage Loan subject to this Agreement which contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan at any time between the first anniversary and the fifth anniversary of the origination of the Mortgage Loan.

Custodial Account:  The separate trust account or accounts created and maintained pursuant to Section 4.04 which shall be entitled “Countrywide Funding Corporation in trust for the Purchaser and various Mortgagors, Adjustable Rate [Convertible][Non-Convertible][10/1 ARM][7/1 ARM][5/1 ARM][3/1 ARM][Treasury Rate][LIBOR][CD] Adjustable Rate Mortgage Loans, Group [ ]” and which must be an Eligible Account.

Cut-off Date:  _________, 200_.

Deleted Mortgage Loan:  A Mortgage Loan repurchased or replaced or to be replaced by a Qualified Substitute Mortgage Loan.

Determination Date:  The 15th day of the month of the related Remittance Date or if such 15th day is not a Business Day, the Business Day immediately following such 15th day.

Due Date  The day of the month on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period  With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account:  Account or accounts (i) maintained with a depository institution the short term debt obligations of which are rated by each of the Rating Agencies in one of their two highest rating categories at the time of any deposit therein, (ii) the deposits of which are fully insured by the FDIC, or (iii) maintained in a parent, affiliate or subsidiary of the Company provided that such account satisfies the requirements of (i) or (ii) above.

Escrow Account:  The separate trust account or accounts created and maintained pursuant to this Agreement which shall be an Eligible Account and shall be entitled “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loans”,  Account No. _________________.

Escrow Payments  The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 9.01.

FDIC:  The Federal Deposit Insurance Corporation or any successor organization.

FHLMC:  The Freddie Mac or any successor organization.

Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

First Remittance Date:  _________, 200_, or if such day is not a Business Day, the first Business Day immediately following.

5/1 ARM Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first five (5) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

FNMA  Fannie Mae or any successor organization .

Gross Margin:  With respect to each Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note equal to ___ basis points, which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

Index  With respect to any individual Treasury Rate Mortgage Loan, and with respect to any individual 5/1 ARM Mortgage Loan or 3/1 ARM Mortgage Loan commencing from and after the sixtieth Monthly Payment and the thirty-sixth Monthly Payment thereof, respectively, Index shall mean a rate per annum equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in statistical release No. H 15 (519) or any similar publication as available 45 days prior to the Interest Rate Adjustment Date.  With respect to any individual LIBOR Mortgage Loan, Index shall mean a rate per annum equal to the average of interbank offered rates for twelve month U.S. dollar denominated deposits in the London Market as determined as set forth in the related Mortgage Note. With respect to any individual CD Mortgage Loan, Index shall mean a rate per annum equal to the weekly average yield on certificates of deposit adjusted to a constant maturity of six months as published by the Federal Reserve Board in statistical release No. H 15 (519) or similar publication as available 45 days prior to the Interest Rate Adjustment Date.

Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, Condemnation Proceeds, Primary Insurance Proceeds, Other Insurance Proceeds, proceeds of any REO Disposition or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

LIBOR Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is adjusted annually based upon the rate per annum equal to the average of interbank offered rates for twelve month U.S. dollar denominated deposits in the London market as published in The Wall Street Journal.

Lifetime Mortgage Interest Rate Cap:  With respect to each Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate cannot be adjusted.

Liquidation Proceeds:  Amounts, other than Primary Insurance Proceeds, Condemnation Proceeds and Other Insurance Proceeds, received by the Company in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan as of the Closing Date, to the lesser of the Appraised Value of the Mortgaged Property at origination or the purchase price of the Mortgaged Property.

LPMI Mortgage Loan:  A Mortgage Loan covered by an LPMI Policy as of the Cut-off Date.

LPMI Policy:  A PMI Policy, issued by a primary mortgage insurer approved by FNMA and FHLMC and whose claims paying rating ability is acceptable to FNMA or FHLMC, for which the Company pays (or causes to be paid) any and all premiums thereunder.

LPMI Rate: With respect to each LPMI Mortgage Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule, which shall be used to pay the premium due on the related LPMI Policy.

Monthly Advance  The aggregate of the advances made by the Company on any Remittance Date pursuant to Section 5.03.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

Mortgage  The mortgage, deed of trust or other instrument creating a first lien on real property securing the Mortgage Note.

Mortgage File:  The mortgage documents pertaining to a particular Mortgage Loan which are specified in Exhibit 9-1 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy  A mortgage impairment or blanket hazard insurance policy as required by Section 4.11.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan as adjusted from time to time in accordance with the provisions of the Mortgage Note and in compliance with the related Initial Rate Cap, Lifetime Cap and Periodic Rate Cap, if any, of the related Mortgage Note.

Mortgage Loan  An individual Convertible or Non-Convertible, Treasury Rate, LIBOR, 5/1 ARM, 3/1 ARM or CD Mortgage Loan, including but not limited to all documents included in the Mortgage File, the Monthly Payments, Principal Prepayments, Cash Liquidation proceeds, Primary Insurance Proceeds, Other Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, proceeds from REO Dispositions and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith which is sold by the Company to the Purchaser and which is the subject of this Agreement.  The Mortgage Loans originally subject to this Agreement are identified on the Mortgage Loan Schedule.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the interest rate payable to the Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee Rate and LPMI Rate, if applicable.

Mortgage Loan Schedule  The list of Mortgage Loans subject to this Agreement and identified on Exhibit 9-9 attached hereto, as prepared by the Company or the Purchaser, at the Company’s option, which list shall set forth the following information with respect to each Mortgage Loan: (1) the Company’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied a second home, or an investment property; (5) the number and type of residential units constituting the Mortgaged Property; (6) the original months to maturity; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the initial Monthly Payment was due on the Mortgage Loan; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the Cut-off Date; (12) the last payment date on which a payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (15) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (16) a code indicating the documentation style (i.e. full, alternative or reduced); (17) the Interest Rate Adjustment Date; (18) the Gross Margin; (19) the lifetime maximum and minimum Mortgage Interest Rates under the terms of the Mortgage Note; (20) the date the Mortgage Loan was originated; (21) the Periodic Rate Cap; (22) a code indicating the company providing private mortgage insurance; (23) a code indicating if the Mortgage Loan is convertible; (24) the Servicing Fee Rate, (25) the LPMI Rate, if any; (26) the Initial Rate Cap; and (27) original purchase date by the Purchaser.  With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  The Mortgage Loan Schedule may consist of multiple reports that collectively set forth all of the required information.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Non-Convertible Mortgage Loan:  Any individual Mortgage Loan subject to this Agreement which does not contain a provision whereby the Mortgagor may convert the Mortgage Loan to a fixed rate mortgage loan.

Officers’ Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Company, acceptable to the Purchaser.

Other Insurance Proceeds:  Proceeds of any title policy, hazard policy, pool insurance policy or other insurance policy covering a Mortgage Loan, other than the Primary Mortgage Insurance Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Company would follow in servicing mortgage loans held for its own account.

OTS:  Office of Thrift Supervision, its successors and assigns.

Payment Adjustment Date:  As to each Mortgage Loan, the date on which an adjustment to the Monthly Payment on a Mortgage Note becomes effective.

Periodic Rate Cap:  With respect to each Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.  The Periodic Rate Cap for a Treasury Rate Mortgage Loan, a 10/1 ARM Mortgage Loan, a 7/1 ARM Mortgage Loan, a 5/1 ARM Mortgage Loan and a 3/1 ARM Mortgage Loan is 2%; provided, however, that the Periodic Rate Cap does not apply to a 10/1 ARM Mortgage Loan, a 7/1 ARM Mortgage Loan or a 5/1 ARM Mortgage Loan for the initial Interest Rate Adjustment Date.  The Periodic Rate Cap for a CD Mortgage Loan is 1%.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Interest Shortfall Amount:  With respect to any Remittance Date, for each Mortgage Loan that is the subject of a Principal Prepayment on a day other than a Due Date, an amount equal to one month’s interest at the Mortgage Loan Remittance Rate in effect on the last day of the month prior to the month of prepayment on the Stated Principal Balance of such Mortgage Loan as of the last day of the month prior to the month of prepayment, less the amount of interest paid by the Mortgagor on such amount for the month in which such prepayment is made.

Primary Mortgage Insurance Policy or PMI Policy:  Each primary policy of mortgage insurance represented to be in effect pursuant to Section 3.02(xxxiii), or any replacement policy therefor obtained by the Company pursuant to Section 4.08.

Primary Insurance Proceeds:  Proceeds of any Primary Mortgage Insurance Policy.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  As to any Remittance Date, the calendar month preceding the month of distribution.

Purchaser:  UBS Warburg Real Estate Securities Inc., its successors in interest and assigns.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by the Company for a Deleted Mortgage Loan which must on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by the Company in the month of substitution pursuant to Section 4.04(vii)), (ii) have a Mortgage Interest Rate not less than and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) comply with each representation and warranty set forth in Section 3.02, (v) use the same Index for determining the Mortgage Interest Rate as the Deleted Mortgage Loan, and (vi) have the same provision with respect to convertibility as the Deleted Mortgage Loan.

Record Date:  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

Refinanced Mortgage Loan:  A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

Remittance Date:  The 18th day of any month, beginning with the First Remittance Date, or if such 18th day is not a Business Day, the first Business Day immediately following.

REO Disposition:  The final sale by the Company of any REO Property.

REO Property:  A Mortgaged Property acquired by the Company on behalf of the Purchaser as described in Section 4.13.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 4.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual contractual fee payable to the Company, in its capacity as servicer which shall be equal to twenty-five (25) basis points of the outstanding principal amount of each 3/1 ARM Mortgage Loan, 37.5 basis points of the outstanding principal amount of each LIBOR Mortgage Loan and Treasury Rate Mortgage Loan.  With respect to 5/1 ARM Mortgage Loans, 7/1 ARM Mortgage Loans and 10/1 ARM Mortgage Loans, twenty five basis points of the outstanding principal amount for each such Mortgage Loan per annum during the period the interest rate on such Mortgage Loan is fixed and 37.5 basis points of the outstanding principal amount per annum thereafter. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed.  The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payments.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company, or as otherwise provided under Section 4.05.

Servicing Officer:  Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

7/1 ARM Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first seven (7) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

Stated Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

10/1 ARM Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first ten (10) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or a LIBOR Mortgage Loan except that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for the related Mortgage Loan.

Termination Fee:  The amount paid to the Company by the Purchaser in the event of the Company’s termination without cause, as servicer.  Such fee shall equal 2% of the then current unpaid principal balance of the Mortgage Loans.

3/1 ARM Mortgage Loan:  Any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is fixed for the first three (3) years of the term of the related Mortgage Loan and which thereafter is converted to a Treasury Rate Mortgage Loan or LIBOR Mortgage Loan.

Treasury Rate Mortgage Loan:  Any individual Mortgage Loan subject to this Agreement which contains a provision whereby the interest rate on such Mortgage Loan is adjusted based upon the weekly average yield on U.S. Treasury securities.

ARTICLE II

SERVICING OF MORTGAGE LOANS;
RECORD TITLE AND POSSESSION OF MORTGAGE FILES;
BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01

Servicing of Mortgage Loans.

Simultaneously with the execution and delivery of this Agreement, the Company does hereby agree to service the Mortgage Loans listed on the Mortgage Loan Schedule subject to the terms of this Agreement.  The rights of the Purchaser to receive payments with respect to the related Mortgage Loans, shall be as set forth in this Agreement.

Section 2.02

Record Title and Possession of Mortgage Files.

Record title to the Mortgage Loans and possession of the Mortgage Files (except as provided in Section 2.04 hereof) has been retained by the Company as provided in this Agreement, in trust for the Purchaser as the owner thereof, for the sole purpose of servicing the Mortgage Loans.  From the execution and delivery of the Purchase and Servicing Agreement, the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Company shall be received and held by the Company in trust for the benefit of the Purchaser as the owner of the Mortgage Loans.  Any portion of the Mortgage Files retained by the Company shall be appropriately identified in the Company’s computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.  The Company shall release its custody of the contents of the Mortgage Files only in accordance with written instructions of the Purchaser, except when such release is required as incidental to the Company’s servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan or Loans with respect thereto pursuant to this Agreement, such written instructions shall not be required.

Section 2.03

Books and Records.

The sale of each Mortgage Loan has been reflected on the Company’s balance sheet and other financial statements as a sale of assets by the Company.  The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Company’s computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.  There shall not be more than four Persons at any time having the status of “Purchaser” hereunder unless otherwise agreed to by the Company and Purchaser.

Section 2.04

Delivery of Mortgage Loan Documents.

Pursuant to the Purchase and Servicing Agreement, the Company shall deliver to the Custodian, prior to the Closing Date, the following documents with respect to each Mortgage Loan:

(i)

The original Mortgage Note endorsed by the Company in the following form:  “Pay to the order of ___________, without recourse” with all intervening endorsements showing a complete chain of title from the originator to the Company;

(ii)

The original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(iii)

The Assignment, from the Company in blank, which assignment shall be in form and substance acceptable for recording;

(iv)

Originals of all intervening Assignments, showing a complete chain of title from the originator to the Company, with evidence of recording thereon;

(v)

The original policy of title insurance or if the policy has not yet been issued, the original policy of title insurance shall be delivered to the Purchaser promptly upon receipt thereof by the Company;

(vi)

Originals of each assumption, modification, written assurance or substitution agreement; and

(vii)

original power of attorney, if any.

In the event that the original Mortgage was not delivered in accordance with (ii), the original Assignment in accordance with (iii) the intervening Assignments in accordance with (iv) above or the original title policy in accordance with (v) above, the Company shall use its best efforts to secure the delivery of such documents to the Purchaser within 120 days following the Closing Date.  If delivery is not completed with respect to the Assignments within 120 days, the Company shall continue to use its best efforts to effect delivery as soon as possible thereafter.  After the Company concludes that its best efforts have been exhausted without result, but in no event later than one year following the Closing Date, the Company shall notify the Purchaser, and upon written request from the Purchaser, the related Mortgage Loan shall be repurchased by the Company at the price and in the manner specified in Section 3.03.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF
THE COMPANY; REPURCHASE AND
SUBSTITUTION; REVIEW OF MORTGAGE LOANS

Section 3.01

Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

(i)

The Company is duly organized, validly existing and in good standing under the laws of New York and has all licenses necessary to carry on its business as is now being conducted and is licensed and qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or licensing requirement or is otherwise not required under applicable law to effect such qualification or comply with such licensing requirement and no demand for such qualification or compliance has been made upon the Company by any state having jurisdiction and in any event the Company is or will be in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

(ii)

As of the closing date set forth in the related Purchase and Servicing Agreement the Company had the full power and authority to hold each Mortgage Loan and to sell each Mortgage Loan.  The Company has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Company has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(iii)

Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company’s certificate of incorporation or by-laws or a material breach of any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(iv)

The Company is an approved seller/servicer for FNMA or FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development.  No event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with FNMA, FHLMC or HUD eligibility requirements or which would require notification to FNMA, FHLMC or HUD;

(v)

The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vi)

There is no action, suit, proceeding, investigation or litigation pending or, to the Company’s knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Company would adversely affect the sale of the Mortgage Loans to the Purchaser, the execution, delivery or enforceability of this Agreement, or the ability of the Company to service the Mortgage Loans hereunder in accordance with the terms hereof or which would have a material adverse effect on the financial condition of the Company;

(vii)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the Mortgage Loans, the delivery of a portion of the Mortgage Files to the Purchaser, the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement; or, if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

(viii)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in the state of California; and

(ix)

No written statement, report or other document prepared and furnished or to be prepared and furnished by the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

Section 3.02

Representations and Warranties as to Individual Mortgage Loans.

The Company hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the date that the Purchaser initially acquired the Mortgage Loans from the Company (which date is set forth on the Mortgage Loan Schedule), pursuant to the Purchase and Servicing Agreement as indicated on the Mortgage Loan Schedule attached hereto:

(i)

The information set forth in the Mortgage Loan Schedule is complete, true and correct;

(ii)

The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement, have been delivered to the Purchaser all in compliance with the specific requirements of this Agreement.  With respect to each Mortgage Loan, the Company is in possession of a complete Mortgage File in compliance with Exhibit 9-1, except for such documents as have been delivered to the Purchaser;

(iii)

All payments required to be made up to, but excluding, the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and credited; the Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; the Mortgage Loan is not delinquent and there has been no delinquency of more than one Monthly Payment in any payment by the Mortgagor thereunder during the last twelve months. For purposes of this paragraph, a Mortgage Loan will be deemed delinquent if any Monthly Payment due thereunder was not paid by the Mortgagor in the month such payment was due;

(iv)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Purchaser, and which have been delivered to the Purchaser or the Purchaser’s designee, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings upon the Mortgaged Property are insured by an insurer, acceptable to FNMA and FHLMC, against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of either Section 4.10 or Section 4.11.  All such insurance policies (collectively, the “hazard insurance policy”) contain a standard mortgagee clause naming the Company, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Any and all requirements of any Federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with;

(ix)

The Mortgage has not been satisfied, cancelled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(x)

The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser.  The Mortgage Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

(xi)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(xii)

To the best of the Company’s knowledge after due investigation, all parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.  No fraud was committed by the Company in connection with the origination or has been committed in connection with the servicing of the Mortgage Loan; and the Company is not aware of any fraud with respect to the Mortgage Loan on the part of any other Person involved in the origination or servicing of the Mortgage Loan;

(xiii)

The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(xiv)

As of the closing date set forth in the Purchase and Servicing Agreement, the Mortgage Note and the Mortgage were not assigned or pledged, and the Company was the sole owner of record and holder thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Purchase and Servicing Agreement;

(xv)

To the best of the Company’s knowledge, all parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b) organized under the laws of such state, or (c) qualified to do business in such state, or (d) federal savings and loan associations or national banks having principal offices in such state, or (e) not doing business in such state;

(xvi)

The Mortgage Loan is covered by an ALTA lender’s title insurance policy including all applicable endorsements acceptable to FNMA or FHLMC, issued by a Qualified Insurer, insuring (subject to the exceptions contained in (x)(a) and (b) above) the Company, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment.  Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Company is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xvii)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Company has not waived any default, breach, violation or event of acceleration;

(xviii)

To the best of the Company’s knowledge after due investigation, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(xix)

To the best of the Company’s knowledge after due investigation, all improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(xx)

The Mortgage Loan was originated by the Company or by a FNMA-approved, FHLMC-approved and HUD-approved mortgage banker, or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or state authority.  Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan.  The interest rate on the related Mortgage Note is adjusted annually  in the case of Treasury Rate Mortgage Loans and LIBOR Mortgage Loans and semi-annually in the case of CD Mortgage Loans on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin, subject to the Initial Rate Cap, Periodic Rate Cap and the Lifetime Rate Cap as set forth in the Mortgage Note.  The Mortgage Interest Rate for a 10/1 ARM Mortgage Loan, 7/1 ARM Mortgage Loan, 5/1 ARM Mortgage Loan, a 3/1 ARM Mortgage Loan is adjusted annually commencing from and after the sixtieth Monthly Payment and the one hundred twentieth, eighty-forth, thirty-sixth Monthly Payment, respectively, in the same manner as a Treasury Rate Mortgage Loan and LIBOR Mortgage Loan, provided, however, that the Periodic Rate Cap does not apply to the initial Interest Rate Adjustment Date for each 10/1 ARM Mortgage Loan, 7/1 ARM Mortgage Loan or 5/1 ARM Mortgage Loan (the Initial Rate Cap does apply).  The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of no more than 30 years.  Each Convertible Mortgage Loan contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed rate mortgage loan at any time between the first and fifth anniversary of the origination of the Mortgage Loan; no Mortgage Loan has a provision for negative amortization.

(xxi)

The origination, servicing and collection practices used by the Company and, to the best of Seller’s knowledge, any prior originator or seller, with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under any Mortgage or the related Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been properly paid and credited.

(xxii)

To the best of the Company’s knowledge, Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(xxiii)

The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure.  There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  The Mortgagor has not notified the Company and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

(xxiv)

The Mortgage Loan was underwritten generally in accordance with the Company’s underwriting standards in effect at the time the Mortgage Loan was originated, a copy of which is attached hereto as Exhibit 9-2;

(xxv)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

(xxvi)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser which meets the minimum FNMA or FHLMC requisite qualifications for appraisers, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.  The appraisal is in a form acceptable to FNMA or FHLMC, with such riders as are acceptable to FNMA or FHLMC, as the case may be and Title XI of FIRREA and the regulations promulgated thereunder;

(xxvii)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxviii)

No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan, and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(xxix)

No more than __% of the Mortgage Loans are Refinanced Mortgage Loans;

(xxx)

No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

(xxxi)

The Company has no knowledge of any circumstance or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(xxxii)

The Mortgaged Property is located in the state indicated on the Mortgage Loan Schedule, and consists of a single parcel of real property with a detached single family residence erected thereon, or an individual condominium unit in a low-rise or high-rise condominium project, or a two-to four- family dwelling, or an individual unit in a planned unit development as defined by FNMA, none of which is a mobile home or manufactured dwelling.  With respect to all Mortgage Loans, when measured by aggregate unpaid principal balances of all the Mortgage Loans (a) approximately __% are secured by real property improved with a two-to four- family dwelling; (b) approximately __% are secured by real property with a detached single family residence erected thereon; (c) approximately __% are secured by real property improved by an individual condominium unit; and (d) approximately __% are secured by an attached or detached unit in a planned unit development. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA or FHLMC eligibility requirements;

(xxxiii)

With respect to at least __% of the Mortgage Loans, the Loan-to-Value Ratio was not more than __% at the origination of the Mortgage Loan, with respect to approximately __% of the Mortgage Loans, the Loan-to-Value Ratio was between 80.01% and 90.00% and with respect to ___%, the Loan-to-Value Ratio was between 90% and 95%.  Each such Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject to a Primary Mortgage Insurance Policy, issued by a FNMA or FHLMC approved insurer, which insures the portion of the Mortgage Loan required to be so insured under FNMA guidelines.  All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  Any Mortgage Loan (other than an LPMI Mortgage Loan) subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.  The amount retained by the Company from interest relating to any premium or charge with respect to any LPMI Mortgage Loan will not increase above the amount of such premium or charge as of the Cut-off Date.  The Mortgage Interest Rate for the Mortgage Loan (other than an LPMI Mortgage Loan) is net of any such insurance premium;

(xxxiv)

At the time of origination, __% of the Mortgaged Properties were represented to be owner-occupied primary residencies. To the best of the Company’s knowledge, the Mortgaged Property is lawfully occupied under applicable law.  To the best of the Company’s knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(xxxv)

During the period prior to the first adjustment to the Mortgage Interest Rate, the Mortgage Loan had a Mortgage Interest Rate of not less than __% and no greater than __%.  All the Mortgage Loans have a weighted average stated remaining term of __ months.  When measured by principal balance as of the Cut-off Date, no more than ___% of the Mortgage Loans are secured by Mortgaged Properties located in the same United States postal zip code;

(xxxvi)

No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to the Company on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Private Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence or fraud of the Company, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay;

(xxxvii)

No Mortgage Loan had an original principal balance in excess of $____________ and the average principal balance of the Mortgage Loans on the Cut-off Date was approximately $_____________;

(xxxviii)

To the best of the Company’s knowledge, after reasonable inquiry and investigation, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxxix)

Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to FNMA and FHLMC.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(xl)

To the best of the Company’s knowledge, at the time of origination, the Mortgage Loans satisfied the FNMA guidelines concerning environmental hazards set forth in Chapter 7, Section 303 of the FNMA Sellers’ Guide;

(xli)

With respect to Mortgage Loans that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of FNMA’s requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least ten years; and (v) the mortgagee under the Mortgage Loan is given notice and an opportunity to cure any defaults under the lease;

(xlii)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xliii)

None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

(xliv)

None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies by the Company;

(xlv)

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xlvi)

Except with respect to adjustable rate Mortgage Loans, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder; and

(xlvii)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and each Prepayment Penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years from the date such Mortgage Loan was originated.

Section 3.03

Repurchase and Substitution.

It is understood and agreed that the representations and warranties set forth in these Sections 3.01 and 3.02 shall survive the sale and delivery of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File.  It is further understood and agreed that with respect to the representations and warranties which were made to the best of the Company’s knowledge, if it is discovered by the Company or the Purchaser that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the Purchaser’s interest therein, the Purchaser will be entitled to all the remedies to which it would be entitled for breach of a representation or warranty, including, without limitation, the repurchase requirements contained herein, notwithstanding the Company’s lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made.  Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other.  The Company shall have a period of sixty days from its discovery or its receipt of notice of any such breach within which to correct or cure such breach.  The Company hereby covenants and agrees that if any such breach cannot be corrected or cured within such sixty day period, the Company shall, not later than ninety days of its discovery or its receipt of notice of such breach, repurchase such Mortgage Loan at a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) accrued interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest has last been paid and distributed to the Purchaser to the date of repurchase.  In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within sixty days of the earlier discovery or receipt of notice by the Company of such breach, all Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Company at prices and amounts as computed above.  Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the repurchase price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution.

If the Company is required to repurchase any Mortgage Loan pursuant to the preceding paragraph within one hundred and twenty days from the Closing Date, the Company may, with the consent of the Purchaser, assuming that the Company has a Qualified Substitute Mortgage Loan, remove such deficient Mortgage Loan from the terms of this Agreement and within such one hundred and twenty day period substitute a Qualified Substitute Mortgage Loan for such deficient Mortgage Loan, in lieu of repurchasing such deficient Mortgage Loan.  The Purchaser may reasonably require, prior to any substitution into a REMIC pass-through entity, that the Company provide the Purchaser with an Opinion of Counsel that the substitution of the applicable Qualified Substitute Mortgage Loan will not effect the status of the pass-through entity as a REMIC.  If the Company has no Qualified Substitute Mortgage Loan and is unable to obtain an Opinion of Counsel, it must repurchase the deficient Mortgage Loan.

As to any Deleted Mortgage Loan for which the Company substitutes a Qualified Substitute Mortgage Loan or Loans, the Company shall effect such substitution by delivering to the Purchaser such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment and such other documents and agreements as are required by Section 2.04, with the Mortgage Note endorsed as required by Section 2.04.  No substitution will be made in any calendar month after the Determination Date for such month.  The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Company.  For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.  The Company shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan.  Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Company shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02.  The Purchaser shall immediately effect the reconveyance of such Deleted Mortgage Loan to the Company.

For any month in which the Company substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Company will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 6.01.  Accordingly, on the date of such substitution, the Company will deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

In addition to such cure, repurchase or substitution obligation, the Company shall indemnify the Purchaser and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company’s representations and warranties contained in this Agreement.  It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure, repurchase or substitute a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

Section 3.04

Repurchase Upon Conversion.

In the event the Mortgagor under any Convertible Mortgage Loan elects to convert said Mortgage Loan to a fixed rate mortgage loan, as provided in the related Mortgage Note, then the Company shall repurchase the related Mortgage Loan during the month the conversion takes place and in the manner prescribed in Section 3.03 hereof at the Repurchase Price.

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Company to Act as Servicer.

The Company, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage lenders, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Company may deem necessary or desirable and consistent with the terms of this Agreement.  As servicer, to the extent any Mortgage Files are released by the Custodian to the Company, the Company shall retain such Mortgage Files in trust for the Purchaser only for the purpose of servicing and supervising the servicing of the related Mortgage Loan.

Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that the Company shall not permit any modification with respect to any Mortgage Loan that would decrease the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, change the Index, Lifetime Mortgage Interest Rate Cap, Initial Rate Cap or Gross Margin of any Mortgage Loan, or reduce the outstanding principal amount (except for actual payments of principal), make future advances or extend the final maturity date on such Mortgage Loan without the Purchaser’s consent.  In the event that any such modification as permitted above allows the deferral of interest or principal payments on any Mortgage Loan, the Company shall include in each remittance for any month in which any such principal or interest payment has been deferred an amount equal to, as the case may be, such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the then outstanding principal balance of the Mortgage Loan and shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to Section 5.03.  Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

In servicing and administering the Mortgage Loans, the Company shall employ procedures, including collection procedures, and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Purchaser’s reliance on the Company.  The Company shall accurately and fully report its Mortgagor credit files to all three credit repositories in a timely manner.

Section 4.02

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans is paid in full, the Company will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any pool insurance policy and any related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Further, the Company will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable. To that end, the Company shall ensure that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.03

Realization Upon Defaulted Mortgage Loans.

The Company shall use its best efforts, consistent with the procedures that the Company would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01.  The Company shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Company shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Company through Primary Insurance Proceeds, Other Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05.  The Company shall notify the Purchaser in writing of the commencement of foreclosure proceedings.  In such connection, the Company shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05.

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts which accounts shall be Eligible Accounts.  The creation of any Custodial Account shall be evidenced by (i) a certification in the form shown in Exhibit 9-3 hereto, in the case of an account established with the Company, or (ii) a letter agreement in the form shown in Exhibit 9-4 hereto, in the case of an account held by a depository other than the Company.  In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser upon request.

The Company shall deposit in the Custodial Account, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, within two (2) Business Days from the time it receives such payments and collections, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all proceeds from a Cash Liquidation;

(iv)

all Primary Insurance Proceeds and Other Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Company’s normal servicing procedures, the loan documents or applicable law;

(v)

all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Company’s normal servicing procedures, the loan documents or applicable law;

(vi)

any Monthly Advances;

(vii)

all proceeds of any Mortgage Loan repurchased in accordance with Sections 3.03 or 3.04, and all amounts required to be deposited by the Company in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 3.03;

(viii)

any amounts required to be deposited by the Company pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Company’s own funds, without reimbursement therefor;

(ix)

the Prepayment Interest Shortfall Amount, if any, for the month of distribution, such deposit shall be made from the Company’s own funds, without reimbursement therefor; provided, however, such amount shall not exceed the Servicing Fee actually received by the Company for such month for the Mortgage Loans;

(x)

any amounts required to be deposited by the Company in connection with any REO Property pursuant to Section 4.13; and

(xi)

any amounts required to be deposited in the Custodial Account pursuant to Section 4.01 or 6.02.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees need not be deposited by the Company in the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv).

Section 4.05

Permitted Withdrawals From the Custodial Account.

The Company may, from time to time, withdraw from the Custodial Account for the following purposes:

(i)

to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

(ii)

to reimburse itself for Monthly Advances, the Company’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) respecting which any such advance was made it being understood that, in the case of such reimbursement, the Company’s right thereto shall be prior to the rights of the Purchaser, except that, where the Company is required to repurchase a Mortgage Loan, pursuant to Section 3.03, the Company’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

(iii)

to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fee, the Company’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Cash Liquidation, Liquidation Proceeds, Condemnation Proceeds, Primary Insurance Proceeds and Other Insurance Proceeds;

(iv)

to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

(v)

to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 all amounts received thereon and not distributed as of the date on which the related repurchase price is determined; and

(vi)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 4.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts which accounts shall be Eligible Accounts, in the form of time deposit or demand accounts.  The creation of any Escrow Account shall be evidenced by (i) a certification in the form shown in Exhibit 9-5 hereto, in the case of an account established with the Company, or (ii) a letter agreement in the form shown in Exhibit 9-6 hereto, in the case of an account held by a depository other than the Company.  In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser upon request.

The Company shall deposit in the Escrow Account or Accounts within two (2) Business Days from receipt thereof, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Other Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.  The Company shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.08.  The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by Company (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items (ii) to reimburse Company for any Servicing Advance made by Company with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Company, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.  As part of its servicing duties, the Company shall pay to the Mortgagors interest on funds in Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

Section 4.08

Payment of Taxes, Insurance and Other Charges; Maintenance of Pool Insurance Policy and Primary Mortgage Insurance Policies; Collections Thereunder.

With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law.  To the extent that the Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor at the time they first become due.  The Company assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

The Company will maintain in full force and effect, a Primary Mortgage Insurance Policy conforming in all respects to the description set forth in Section 3.02(xxxiii), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is herein required.  Such coverage will be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%.  The Company shall cause the principal balance of each LPMI Mortgage Loan in excess of 80% of the value of the related Mortgaged Property at origination to be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer until the Loan-to-Value Ratio of such LPMI Mortgage Loan is reduced to 80%.  The Company will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the Closing Date (or, with respect to any LPMI Mortgage Loan, in effect on or after the Closing Date) that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that is FNMA or FHLMC approved.  The Company shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Company would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy.  If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement Primary Mortgage Insurance Policy as provided above

In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.09

Transfer of Accounts.

The Company may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time.  Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent will not be unreasonably withheld.  In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

Section 4.10

Maintenance of Hazard Insurance.

The Company shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer.  If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Company will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  The Company shall also maintain on the REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Any amounts collected by the Company under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Company’s normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.  It is understood and agreed that no earthquake or other additional insurance need be required by the Company or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Company and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Company.  The Company shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of B+:III or better in Best’s Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

Section 4.11

Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Company shall obtain and maintain a blanket policy issued by an issuer that has a rating in Best’s Key Rating Guide of A+:V insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as servicer of the Mortgage Loans, the Company agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use its best efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days’ prior written notice to the Purchaser.

Section 4.12

Fidelity Bond, Errors and Omissions Insurance.

The Company shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loan.  The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons.  Such fidelity bond shall also protect and insure the Company against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Selling Guide and FNMA Servicing Guide or by FHLMC in the FHLMC Sellers’ and Servicers’ Guide.  Upon request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of the Fidelity Bond and insurance policy and shall use its best efforts to obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days’ prior written notice to the Purchaser.  The Company shall notify the Purchaser within five business days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.

Section 4.13

Title, Management and Disposition of REO Property.

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Company for the benefit of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

The Company shall either itself or through an agent selected by the Company, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Company shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter (or as often as mutually agreed to by Company and Purchaser).  The Company shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Company to the Purchaser.  The Company shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.  With respect to each REO Property, the Company shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets.

The Company shall deposit or cause to be deposited, in the Custodial Account all revenues received with respect to each REO Property within two (2) Business Days of receipt thereof and, to the extent of the deposits with respect to each REO Property, shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the related REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of the Company, or in the event that the Company is managing the REO Property, then the related Servicing Fee.  In no event, however, shall the Company incur costs, in excess of $5,000, relating to the operation, management and maintenance of the REO Property, without the prior written consent of the Purchaser.

The Company shall furnish to the Purchaser on each Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month.  Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.

The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title to such REO Property has been obtained, unless the Company determines, and gives an appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than one year is permitted under this Agreement and is necessary to sell any REO Property, the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property, and in no event shall the Company sell a REO Property without the prior written consent of the Purchaser approving such sale.

Each REO Disposition shall be carried out by the Company at such price and upon such terms and conditions as the Company deems to be in the best interest of the Purchaser.  If as of the date title to any REO Property was acquired by the Company there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Company, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition.  The proceeds from the REO Disposition, net of any payment to the Company as provided above, shall be deposited in the Custodial Account for distribution on the succeeding Remittance Date in accordance with Section 5.01.

Section 4.14

Notification of Adjustments.

With respect to each Mortgage Loan, the Company shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note.  The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  The Company shall promptly upon written request thereof, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Company, or the Purchaser that the Company has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused the Purchaser thereby.

ARTICLE V

PAYMENTS TO THE PURCHASER

Section 5.01

Distributions.

On each Remittance Date, the Company shall distribute to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all Monthly Advances, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (iii) any amounts attributable to Principal Prepayments received after the Principal Prepayment Period, and (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.  It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in (ii), (iii) and (iv) above.

With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by The Chase Manhattan Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus one percentage point, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by the Company to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with such late payment.  The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02

Statements to the Purchaser.

Not later than the fifth Business Day of the month of each Remittance Date, the Company will furnish to the Purchaser a Monthly Remittance Advice in the form shown in Exhibit 9-7 hereto, as to the upcoming remittance and the related Due Period.  In addition, not later than the tenth Business Day of the month of each Remittance Date, the Company shall furnish to the Purchaser in modem and/or diskette form current information with respect to each Mortgage Loan as appears on the Mortgage Loan Schedule.

Section 5.03

Monthly Advances by the Company.

Not later than the close of business on the Business Day preceding each Remittance Date, the Company shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Company, whether or not deferred pursuant to Section 4.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date; provided, however, that the amount of any such deposit may be reduced by the Amount Held for Future Distribution (as defined below) then on deposit in the Custodial Account.  Any portion of the Amount Held for Future Distribution used to pay Monthly Advances shall be replaced by the Company by deposit into the Custodial Account on any future Remittance Date to the extent that the funds that are available in the Custodial Account for remittance to the Purchaser on such Remittance Date are less than the amount of payments required to be made to the Purchaser on such Remittance Date.

The “Amount Held for Future Distribution” as to any Remittance Date, with respect to each Mortgage Loan Package, shall be the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date which were received after the Cut-off Date on account of (i) Liquidation Proceeds, Insurance Proceeds, and Principal Prepayments received or made in the month of such Remittance Date, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

The Company’s obligation to make such advances as to any Mortgage Loan (if deemed recoverable) will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds), unless after 90 days of advancing principal and interest on a Mortgage Loan the Company deems such advance to be nonrecoverable from related insurance, condemnation, liquidation, or other proceeds.  In such event, the Company shall deliver to the Purchaser an Officer’s Certificate of the Company to the effect that an officer of the Company has reviewed the related Mortgage File and has made the reasonable determination that any additional advances are nonrecoverable.

Section 5.04

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 5.02, with respect to any REO Property, the Company shall furnish to the Purchaser a statement covering the Company’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with an operating statement free of cost.  Such statement shall be accompanied by such additional information as the Purchaser shall reasonably request.  The cost of producing such additional information shall be borne by the Purchaser requesting it.

Section 5.05

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01

Assumption Agreements.

The Company will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause to the extent permitted by law; provided, however, that the Company shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  If the Company reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Company will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  Where an assumption is allowed pursuant to this Section 6.01, the Company, with the prior written consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Company shall follow the underwriting practices and procedures of prudent mortgage lenders in the respective states where the Mortgage Properties are located with respect to the same type of mortgage loan and same credit quality as the original Mortgage Loan.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment, Maturity Date, Index, Gross Margin, Initial Rate Cap, Periodic Rate Cap, and Lifetime Mortgage Interest Rate Cap may not be changed.  The Company shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Company for entering into an assumption or substitution of liability agreement shall be retained by the Company as additional servicing compensation.

Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Company may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 6.01, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company will immediately notify the Custodian by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited, and shall request delivery to it of the portion of the Mortgage File held by the Custodian.  Upon receipt of such certification and request, the Purchaser shall cause the Custodian to promptly release the related mortgage documents to the Company and the Company shall prepare and process any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event the Company satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Company, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Company shall maintain the Fidelity Bond insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Purchaser shall, upon request of the Company and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Custodian to the Company.  Such servicing receipt shall obligate the Company to return the related Mortgage documents to the Custodian when the need therefor by the Company no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File, or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Company has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Custodian to the Company.

Section 6.03

Servicing Compensation.

As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Company’s Servicing Fee.  Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, and late payment charges or otherwise shall be retained by the Company to the extent not required to be deposited in the Custodial Account.  The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

Section 6.04

Annual Statement as to Compliance.

The Company will deliver to the Purchaser on or before May 31st of each year, beginning with May 31, 2002, an Officers’ Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.  Copies of such statement shall be provided by the Company to the Purchaser upon request.

Section 6.05

Annual Independent Certified Public Accountants’ Servicing Report.

On or before May 31 of each year beginning May 31, 2002, the Company at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Company’s servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in the uniform single audit program for mortgage bankers, such firm is of the opinion that the Company’s servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.  Copies of such statement shall be provided by the Company to the Purchaser upon request.

Section 6.06

Purchaser’s Right to Examine Company Records.

The Purchaser shall have the right to examine and audit upon reasonable notice to the Company, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Company, or held by another for the Company or on its behalf or otherwise, which relates to the performance or observance by the Company of the terms, covenants or conditions of this Agreement.

The Company shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Company which may be required by any applicable regulations.  Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Company, and in accordance with the federal government, FDIC, OTS, or any other similar regulations.

ARTICLE VII

REPORTS TO BE PREPARED BY COMPANY

Section 7.01

Company Shall Provide Information as Reasonably Required.

The Company shall furnish to the Purchaser during the term of this Agreement, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to the Purchaser, or otherwise in respect to the Mortgage Loans and the performance of the Company under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Company under this Agreement.  The Company agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

Section 7.02

Financial Statements.

The Company hereby authorizes the Purchaser, in connection with a sale of the Mortgage Loans, to make available to prospective purchasers a Consolidated Statement of Operations of the Company prepared by or at the request of the Company for the most recently completed three fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations.  Alternatively, if the Company does not itself have a Consolidated Statement of Operations or a Consolidated Statement of Condition, but is a subsidiary of a parent company which does have such statements, the Company will make available to the Purchaser a Consolidated Statement of Operations and Consolidated Statement of Condition of the parent company, which set forth a consolidating statement of the financial condition of the Company.  The Company will also make available to the Purchaser any comparable interim statements to the extent any such statements have been prepared by the Company or its parent, as the case may be (and are available to its stockholders or the public at large). The Company, if it has not already done so, agrees to promptly furnish to the Purchaser copies of the statements specified above.

The Company also agrees to make available upon reasonable notice and during normal business hours to any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting, directly or indirectly, the Company’s ability to perform under this Agreement and to permit any prospective purchaser upon reasonable notice and during normal business hours to inspect the Company’s servicing facilities for the purpose of satisfying such prospective purchaser that the Company has the ability to service the Mortgage Loans in accordance with this Agreement.

ARTICLE VIII

THE COMPANY

Section 8.01

Indemnification; Third Party Claims.

The Company agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Company shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  The Company shall follow any written instructions received from the Purchaser in connection with such claim.  The Purchaser shall promptly reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the Company’s indemnification pursuant to Section 3.03 or to the failure of the Company to service and administer the Mortgages in strict compliance with the terms of this Agreement.

Section 8.02

Merger or Consolidation of the Company.

The Company will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, shall be qualified to service mortgage loans on behalf of FNMA or FHLMC and shall satisfy the requirements of Section 11.01 with respect to the qualifications of a successor to the Company.

Section 8.03

Limitation on Liability of the Company and Others.

Neither the Company nor any of the officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Company and any officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and the Company shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

Section 8.04

Company Not to Resign.

The Company shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company.  Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Company’s responsibilities and obligations hereunder in the manner provided in Section 11.01.

Section 8.05

No Transfer of Servicing.

With respect to the retention of the Company to service the Mortgage Loans hereunder, the Company acknowledges that the Purchaser has acted in reliance upon the Company’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, Company shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld. Notwithstanding anything to the contrary in this Section 8.05, Countrywide Home Loans, Inc (“Countrywide”) may assign its right and obligations hereunder as the Company to Countrywide Home Loans Servicing LP (“CSLP”), provided that (i) CSLP remains a directly or indirectly wholly owned subsidiary of Countrywide and (ii) Countrywide guarantees CSLP's performance of CSLP's obligations under this Agreement.

ARTICLE IX

DEFAULT

Section 9.01

Events of Default.

In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

(i)

any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

(ii)

failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv)

the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

(v)

the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

failure by the Company to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

(vii)

the Company ceases to meet the qualifications of a FNMA, FHLMC or HUD lender; or

(viii)

the Company attempts to assign its right to servicing compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof, then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Company may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01.  Upon written request from the Purchaser, the Company shall prepare, execute and deliver, any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Company’s sole expense.  The Company agrees to cooperate with the Purchaser and such successor in effecting the termination of the Company’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account, or thereafter received with respect to the Mortgage Loans.

Section 9.02

Waiver of Defaults.

The Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE X

TERMINATION

Section 10.01

Termination.

The respective obligations and responsibilities of the Company shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Company and the Purchaser in writing; or (iii) the repurchase by the Company of all outstanding Mortgage Loans in a Mortgage Loan Package at a price equal to 100% of the Stated Principal Balance of each Mortgage Loan in such Mortgage Loan Package on the date of such repurchase, plus accrued interest thereon through the last day of the month of such repurchase, and in the case of REO property, the lesser of (a) 100% of the Stated Principal Balance of the Mortgage Loan encumbering the Mortgaged Property at the time such Mortgaged Property became REO property, and (b) the fair market value of such REO property at the time of such repurchase.

The right of the Company to repurchase all outstanding Mortgage Loans in a Mortgage Loan Package pursuant to clause (iii) in the preceding paragraph (the “Clean-up Call”) shall be conditional upon the Company's determination that the customary and reasonable costs and expenses incurred by the Company in the performance of its servicing obligations hereunder exceed the benefits accruing to the Company in its servicing of the Mortgage Loans in such Mortgage Loan Package; provided, however, that in no event shall the Company exercise its right to purchase all Mortgage Loans and REO Properties in the related Mortgage Loan Package pursuant to clause (iii) in the immediately preceding paragraph of this Section 10.01 before the date on which the Stated Principal Balances of the Mortgage Loans in such Mortgage Loan Package, at the time of an such repurchase, is less than or equal to ten percent (10%) of the aggregate Stated Principal Balances of such Mortgage Loans on the Cut-off Date.  If the existence of the Clean-up Call might adversely affect a subsequent sale by the Purchaser of some or all of the Mortgage Loans in a whole loan or securitized format, including a Whole Loan Transfer or a Pass-Through Transfer, in the secondary market then the Company shall negotiate with the Purchaser in good faith to modify, as necessary, the Clean-up Call.  If the Company and the Purchaser are unable to reach such agreement, the Company shall sell to the Purchaser the servicing rights for such Mortgage Loans at the then current market price of such servicing rights, such market price to be determined by the Company and the Purchaser in a commercially reasonable manner.

Section 10.02

Termination Without Cause.

The Purchaser may, at its sole option, terminate any rights the Company may have hereunder, without cause, upon written notice.  Any such notice of termination shall be in writing and delivered to the Company as provided in Section 11.05 of this Agreement.  In the event of such termination, the Company shall be entitled to a Termination Fee, equal to 2.0% of the then current aggregate unpaid principal balance of the Mortgage Loans.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01

Successor to the Company.

Prior to termination of Company’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01, 10.01(ii) or 10.02, the Purchaser shall (i) succeed to and assume all of the Company’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having a net worth of not less than $15,000,000 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company’s responsibilities, duties and liabilities under this Agreement.  In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  In the event that the Company’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of Company pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Company of the representations and warranties made pursuant to Section 3.01, 3.02 and 3.03 and the remedies available to the Purchaser thereunder, it being understood and agreed that the provisions of each such Section 3.01, 3.02 and 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Company or this Agreement pursuant to Section 8.04, 9.01, 10.01, or 10.02 shall not affect any claims that the Purchaser may have against the Company arising prior to any such termination or resignation.

The Company shall timely deliver to the successor the funds in the Custodial Account and the Escrow Account, and the Mortgage Files and related documents and statements held by it hereunder, and the Company shall account for all funds.  The Company shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.  The successor shall make arrangements as it may deem appropriate to reimburse the Company for amounts the Company actually expended pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Company pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor’s acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment.

Section 11.02

Amendment.

This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

Section 11.03

Recordation of Agreement.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company at the Company’s expense on direction of the Purchaser accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interest of the Purchaser or is necessary for the administration or servicing of the Mortgage Loans.

Section 11.04

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of California or the state in which the Company’s servicing operations are located except to the extent preempted by Federal law.

Section 11.05

Notices.

Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, if (i) in the case of the Company, Countrywide Home Loans, Inc., 4500 Parkway Granada, Calabasas, California 91109-7137, Attention:  David Spector, or such other address as may hereafter be furnished to the Purchaser in writing by the Company and (ii) in the case of the Purchaser, 1285 Avenue of the Americas, 11th Floor, New York, New York  10019, Attention:  Craig Eckes.

Section 11.06

Severability Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement, provided, however, that if the invalidity of any covenant, agreement or provision shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of this Agreement.

Section 11.07

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 11.08

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)

references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(vi)

the term “include” or “including” shall mean without limitation by reason of enumeration.

Section 11.09

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 11.10

Confidentiality of Information.

The Purchaser recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the Company.  The Purchaser agrees to keep all nonpublic information regarding the Company strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement.

Section 11.11

Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company’s expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

Section 11.12

Assignment by Purchaser.

The Purchaser shall have the right, without the consent of the Company hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Certification Agreement substantially in the form of Exhibit 9-8 hereto, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans.  All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

Section 11.13

Non-Solicitation.

As of the related Closing Date, the Company has not (i) entered into any agreement to provide refinancing of a Mortgage Loan at some future date or (ii) entered into either a formal or informal arrangement offering special terms for a future refinancing of a Mortgage Loan.  The Company shall not specifically target Mortgagors for the purpose of refinancing any of the Mortgage Loans or treat the Mortgage Loans differently for the purpose of advertising the Company’s availability for handling refinancings.  The Company, however, may send letters or promotional material to (A) all of the mortgagors in its servicing portfolio, (B) all mortgagors who have a specific type of mortgage (i.e. Balloon Mortgage Loans, LIBOR Mortgage Loans, etc.), (C) those mortgagors whose mortgages fall within specific interest rate ranges, or (D) a class of mortgagors based on such other criteria which does not specifically target Mortgagors.  The Company may provide payoff information and otherwise cooperate with Mortgagors who contact the Company about prepaying their Mortgage Loan by advising them of refinancing terms and streamline origination arrangements that are available from the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS WARBURG REAL ESTATE
SECURITIES INC., Purchaser

By: ____________________

Name: __________________

Title: ___________________

By: ____________________

Name: __________________

Title: ___________________

COUNTRYWIDE HOME
LOANS, INC., Company

By: ____________________

Name: __________________

Title: ___________________

STATE OF NEW YORK

)

)  SS.

COUNTY OF NEW YORK

)

On the ___ day of _________, 200_ before me, a Notary Public in and for said State, personally appeared ___________________, known to me to be ______________________  of UBS Warburg Real Estate Securities Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.

Notary Public

My Commission expires:

STATE OF CALIFORNIA

)

)  SS.

COUNTY OF LOS ANGELES

)

On the ___ day of _______, 200_ before me, a Notary Public in and for said State, personally appeared _____________________, known to me to be a ______________________  of Countrywide Home Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.

Notary Public

My Commission expires:

EXHIBIT 9-1

CONTENTS OF MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Company or delivered to the Purchaser pursuant to Section 2.04 of the Seller’s Warranties and Servicing Agreement.

1.

The original Mortgage Note endorsed by the Company in the following form:  “Pay to the order of ___________, without recourse” with all intervening endorsements showing a complete chain of title from the originator to the Company.

2.

The original Mortgage with evidence of recording thereon.  If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

3.

The Assignment, from the Company in blank, which assignment shall be in form and substance acceptable for recording.

4.

Originals of all intervening Assignments, showing a complete chain of title from the originator to the Company, with evidence of recording thereon.

5.

Originals of each assumption, modification, written assurance or substitution agreement.

6.

Copy of survey of the Mortgaged Property.

7.

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, homes association declarations, etc.

8.

Original hazard insurance policy and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

9.

Mortgage Loan closing statement.

10.

Residential loan application.

11.

Verification of employment and income, depending upon the documentation program under which the Mortgage Loan was originated.

12.

Verification of acceptable evidence of source and amount of downpayment.

13.

Credit report on the mortgagor.

14

Residential appraisal report and attachments thereto.

15

Photograph of the property including front, back and street scene.

16

Photograph of comparable properties.

17

Executed disclosure statement.

18

Tax receipts, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, correspondence, current and historical computerized data files, underwriting standards used for origination and all other papers and records developed or originated by the Company or others, required to document the Mortgage Loan or to service the Mortgage Loan.

19.  Original power of attorney, if any.

20.  The original policy of title insurance or if the policy has not yet been issued, the original policy of title insurance shall be delivered to the Purchaser promptly upon receipt thereof by the Company.

EXHIBIT 9-2

COMPANY’S UNDERWRITING GUIDELINES

EXHIBIT 9-3

CUSTODIAL ACCOUNT CERTIFICATION

(date)

Countrywide Home Loans, Inc., (the “Company”), hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Seller’s Warranties and Servicing Agreement, dated as of _______, 200_ Adjustable Rate Mortgage Loans.

Title of Account:

“Countrywide Home Loans, Inc., in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loans.”

Account Number:

__________________________

Address of office or branch of the Company at which Account is maintained:

__________________________

__________________________

COUNTRYWIDE HOME LOANS, INC.

By: __________________________

Name: ________________________

Title: _______________________

EXHIBIT 9-4

CUSTODIAL ACCOUNT LETTER AGREEMENT

(date)

To:

_________________________________________
_________________________________________
_________________________________________
(the “Depository”)

As “Company” under the Seller’s Warranties and Servicing Agreement, dated as of _______, 200_, Adjustable Rate Mortgage Loans (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loan.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company.  [You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.] This letter is submitted to you in duplicate.  Please execute and return one original to us.

COUNTRYWIDE HOME LOANS, INC.

By:

Name:

Title:

The undersigned, as “Depository”, hereby certifies that the above described account has been established under Account Number _____________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation, or the National Credit Union Administration.

(name of Depository)

By:

Name:

Title:

EXHIBIT 9-5

ESCROW ACCOUNT CERTIFICATION

(date)

Countrywide Home Loans, Inc. (the “Company”), hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Seller’s Warranties and Servicing Agreement, dated as of _______, 200_, Adjustable Rate Mortgage Loans.

Title of Account:

“Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loans.”

Account Number:

__________________________

Address of office or branch of the Company at which Account is maintained:

__________________________

__________________________

COUNTRYWIDE HOME LOANS, INC.

By:

Name:

Title:

EXHIBIT 9-6

ESCROW ACCOUNT LETTER AGREEMENT

(date)

To:

_________________________________________
_________________________________________
_________________________________________
(the “Depository”)

As “Company” under the Seller’s Warranties and Servicing Agreement, dated as of _______, 200_, Adjustable Rate Mortgage Loans (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as “Countrywide Home Loans, Inc. in trust for the Purchaser and various Mortgagors, Adjustable Rate Mortgage Loans.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company.  [You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.] This letter is submitted to you in duplicate.  Please execute and return one original to us.

COUNTRYWIDE HOME LOANS, INC.

By:

Name:

Title:

The undersigned, as “Depository”, hereby certifies that the above described account has been established under Account Number ____________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation, or the National Credit Union Administration.

_____________________________

(name of Depository)

By:

Name:

Title:

EXHIBIT 9-7

FORM OF MONTHLY REMITTANCE ADVICE

(FNMA FORM 2010)

EXHIBIT 9-8

FORM OF ASSIGNMENT AND CERTIFICATION

ASSIGNMENT AND ASSUMPTION, dated _____________________, between ____________________________________, a _________________ corporation (“Assignor”), and __________________________________, a __________________ corporation (“Assignee”):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain Seller’s Warranties and Servicing Agreement, Adjustable Rate Mortgage Loans (the “Seller’s Warranties and Servicing Agreement”), dated as of _______, 200_, by and between UBS Warburg Real Estate Securities Inc. (“UBS Warburg”) and Countrywide Home Loans, Inc. (the “Company”), and the Mortgage Loans.

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Seller’s Warranties and Servicing Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Seller’s Warranties and Servicing Agreement, or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Seller’s Warranties and Servicing Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Seller’s Warranties and Servicing Agreement, or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “1933 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

3.

The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

a.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Seller’s Warranties and Servicing Agreement, and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as Purchaser thereunder;

b.

The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

c.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

d.

The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

e.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company; and

f.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

4.

The Company warrants and represents to, and covenants with, the Assignor and the Assignee that the representations and warranties set forth in Subsection 3.01 of the Seller’s Warranties and Servicing Agreement are true and correct as of the date hereof and the Company further warrants and represents that the Company has serviced the Mortgage Loans in accordance with the terms of the Seller’s Warranties and Servicing Agreement.

Distributions shall be made by wire transfer of immediately available funds to ________________________ for the account of ___________________________ account number ____________________________________.  Applicable statements should be mailed to___________________________________________________________________________.

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

Assignor	Assignee
By:	By:
Its:	Its:
Taxpayer Identification No.	Taxpayer Identification No.

EXHIBIT 9-9

MORTGAGE LOAN SCHEDULE

EXHIBIT 10

MORTGAGE LOAN SCHEDULE

EXHIBIT 11

SELLER’S UNDERWRITING GUIDELINES

EXHIBIT 12

RESERVED

EXHIBIT 13

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

__________, 200_

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated __________, among __________________________________, a ___________________ corporation having an office at _______________________ (“Assignor”) _________________________________, a __________________ corporation having an office at ________________________ (“Assignee”), and _________________________________, a __________________ corporation having an office at ________________________ (the “Company”):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under that certain Mortgage Loan Purchase  and Servicing Agreement, Conventional Residential Adjustable Rate Mortgage Loans, (the “Mortgage Loan Purchase and Servicing Agreement”), dated as of November 1, 2001, by and between UBS Warburg Real Estate Securities Inc. (the “Purchaser”), and the Company, and the Mortgage Loans delivered thereunder by the Company to the Assignor.

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loan Purchase and Servicing Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Mortgage Loan Purchase and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Mortgage Loan Purchase and Servicing Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Mortgage Loan Purchase and Servicing Agreement or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “1933 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

3.

That Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

a.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Mortgage Loan Purchase and Servicing Agreement, the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Purchaser thereunder;

b.

The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

c.

The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

d.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person.  In this connection, neither the Assignee nor any person authorized to act therefor has offered the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of US Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

e.

The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

f.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

g.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

h.

Either: (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (also “Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

i.

Within five business days, the Assignee shall notify the Company of the Assignor's assignment of the Mortgage Loan to the Assignee, and shall deliver an executed copy of this Assignment and Assumption Agreement and a copy of the Mortgage Loan Schedule to the Company.

j.

The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Mortgage Loan Purchase and Servicing Agreement is:

________________________________
________________________________
________________________________

Attention:

4.

The Company warrants and represents to, and covenants with, the Assignor and the Assignee that the representations and warranties set forth in Subsection 7.01 of the Mortgage Loan Purchase and Servicing Agreement are true and correct as of the date hereof and the Company further warrants and represents that the Company has serviced the Mortgage Loans in accordance with the terms of the Mortgage Loan Purchase and Servicing Agreement.

5.

From and after the date hereof, the Company recognizes the Assignee as the owner of the Mortgage Loans set forth on the attached Mortgage Loan Schedule and shall service such Mortgage Loans for the benefit of the Assignee in accordance with the provisions of the Mortgage Loan Purchase and Servicing Agreement, the terms of which are incorporated herein by reference.

The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Mortgage Loan Purchase and Servicing Agreement is:

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

Assignor	Assignee
By:	By:
Its:	Its:
Taxpayer Identification No.	Taxpayer Identification No.